U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          { X }
         Pre-Effective Amendment No.        __


         Post-Effective Amendment No.        4


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  { X }


         Amendment No.                       6


                        (Check appropriate box or boxes)

                            HUSSMAN INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                       3525 Ellicott Mills Drive, Suite B
                          Ellicott City, Maryland 21043
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 750-3900

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a) (1)
/ /  on (date) pursuant to paragraph (a) (1)
/ /  75 days after filing pursuant to paragraph (a) (2)
/ /  on (date) pursuant to paragraph (a) (2) of Rule 485(b)


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 [LOGO] HUSSMAN
                             STRATEGIC GROWTH FUND

              For Investors Seeking Long-Term Capital Appreciation,
                 with Added Emphasis on Protection of Capital in
                          Unfavorable Market Conditions

                               [GRAPHIC OMITTED]

                                  MARKET ACTION

                             FAVORABLE       UNFAVORABLE
                           ------------------------------
          FAVORABLE        | AGGRESSIVE    | MODERATE   |
VALUATION                  ------------------------------
          UNFAVORABLE      | POSITIVE      | HEDGED     |
                           ------------------------------


HUSSMAN INVESTMENT TRUST    PROSPECTUS: October 1, 2003


For information or assistance in opening an account, please call toll-free 1-800-HUSSMAN (1-800-487-7626)


This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

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TABLE OF CONTENTS
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Risk/Return Summary ............................................       1
Fees and Expenses ..............................................       5
Investment Objective, Strategies and Related Risks .............       6
Fund Management ................................................      12
How the Fund Values Its Shares .................................      13
How to Buy Shares ..............................................      14
How to Exchange Shares .........................................      17
How to Redeem Shares ...........................................      18
Dividends, Distributions and Taxes .............................      21
Financial Highlights ...........................................      22
Customer Privacy Policy ........................................      23
For More Information ...........................................      Back Cover

[PHOTO]

John P. Hussman, Ph.D. is the president of Hussman Econometrics Advisors, Inc. and the portfolio manager of Hussman Strategic Growth Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

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HUSSMAN STRATEGIC GROWTH FUND                     |    [TELEPHONE] (800) HUSSMAN

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RISK/RETURN SUMMARY
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WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     HUSSMAN   STRATEGIC  GROWTH  FUND  seeks  to  provide   long-term   capital
appreciation,   with  added   emphasis  on  the  protection  of  capital  during
unfavorable market conditions.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


     The Fund is designed for investors who want to participate in the stock market and want to reduce their exposure to market risk in conditions that have historically been unfavorable for stocks. The Fund's portfolio will typically be fully invested in common stocks favored by Hussman Econometrics Advisors, Inc., the Fund's investment manager, except for modest cash balances that arise due to the day-to-day management of the portfolio. When market conditions are unfavorable in the view of the investment manager, the Fund may use options and index futures to reduce its exposure to market fluctuations. When conditions are viewed as favorable, the Fund may use options to increase its investment exposure to the market.

     The investment manager believes that market return/risk characteristics differ significantly across market conditions. The two most important dimensions considered by the investment manager are "valuation" and "market action". Valuation considers the stream of future earnings, dividends and cash flows expected in the future, in the attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. Historically, different combinations of valuation and market action have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to intentionally "leverage" or increase the stock market exposure of the Fund in environments where the return from market risk is believed to be high, and may reduce or "hedge" the exposure of the Fund in environments where the return from market risk is believed to be unfavorable.


     Specific strategies for "leveraging" or increasing stock market exposure include buying call options on individual stocks or market indices and writing put options on stocks which the Fund seeks to own. The maximum position of the Fund in stocks, either directly through purchases of stock or indirectly through option positions, will be limited to 150% of its net assets. This means that the value of the underlying positions represented by options will be limited to 50% of the value of the Fund's net assets at the time of investment.

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                                                                               1
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RISK/RETURN SUMMARY (continued)
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     Specific  strategies  for reducing or  "hedging"  market  exposure  include buying put options on individual stocks or market indices, writing covered call options on stocks which the Fund owns or call options on market indices, and establishing short futures positions on one or more market indices correlated with the Fund's portfolio. The total notional value of such positions is not expected to exceed the value of stocks owned by the Fund, so the most defensive position expected by the Fund will be a "fully hedged" position in which long and short positions are of equal size.

     In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuation and/or market action. An important factor is the relationship between current price and the present value of expected future cash flows or dividends. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth rates. The analysis of market activity includes measurements of price strength and unusual trading volume. The investment manager believes that strength in these measures is often followed by favorable earnings surprises above consensus estimates.


     The choice of market indices used for hedging will be based on a consideration of the securities held in the portfolio from time to time, and the liquidity of the futures and options on such indices. The Fund places no limitations on the market capitalizations of the companies it invests in. Because the S&P 500 Index is perhaps the most widely recognized index of common stock prices, as well as a widely used benchmark for growth-oriented investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund's long-term performance. The Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions. As a result, Fund returns may differ from the performance of major stock market indices, particularly over the short term.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The principal risks of the Fund are the risks generally associated with investing in stocks. Stock market movements will affect the Fund's share price on a daily basis. Significant declines are possible both in the overall stock market and in the specific securities held by the Fund. The market values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic conditions.

     The success of the Fund's investment strategy depends largely on the investment manager's skill in assessing the potential of the securities in which the Fund

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2   HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN
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RISK/RETURN SUMMARY (continued)
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invests.  Also,  because the Fund's  investment  position at any given time will range from aggressive to defensive depending on the investment manager's current view of the overall climate of the stock market, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. This is known as "tracking risk." For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to
investors   will  be  lower  than  if  the   portfolio   had  not  been  hedged.
Alternatively, if the Fund has leveraged its portfolio in a climate which has historically been favorable for stocks, a market decline will magnify the Fund's investment losses. When the Fund is in its most aggressive position, the share price of the Fund could be expected to fluctuate as much as 11/2 times as much as if the Fund had not leveraged its portfolio.

     The techniques that will be used by the Fund to hedge its portfolio are generally considered by the investment manager to be conservative strategies, but involve certain risks. For example, a hedge might not actually correlate well to the price movements of the Fund's stock investments and may have unexpected or undesired results, such as a loss or a reduction in gains. When options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying such options are unchanged.

     Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


     The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare to those of broad measures of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                   [BAR CHART]

                                14.67%    14.02%
                                 2001      2002

      The Fund's year-to-date return through September 30, 2003 is 12.72%.
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                                                                               3
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RISK/RETURN SUMMARY (continued)
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a quarter was 8.46% during the quarter ended March 31, 2002 and the lowest return for a quarter was -1.85% during the quarter ended June 30, 2001.


     The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002


     The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index and the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


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                                                       ONE    SINCE INCEPTION(1)
                                                       YEAR     (JULY 24, 2000)
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HUSSMAN STRATEGIC GROWTH  FUND
   Return Before Taxes                                 14.02%         18.80%
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   Return After Taxes on Distributions                 11.77%         15.81%
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   Return After Taxes on Distributions
      and Sale of Fund Shares                           9.38%         13.94%
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STANDARD & POOR'S 500 INDEX(2) (reflects no
   deduction for fees, expenses, or taxes on
   dividends or index returns)                        -22.10%        -17.69%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (3) (reflects no
   deduction for fees, expenses, or taxes)            -20.48%        -10.09%
--------------------------------------------------------------------------------

(1)  Annualized.

(2) The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks. Because the Standard & Poor's 500 Index is perhaps the most widely recognized index of U.S. common stock prices, as well as a widely used benchmark for growth-oriented investors, it is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

(3) The Russell 2000 Index, representing approximately 8% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The performance of the Russell 2000 Index is presented for comparative purposes only.


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4   HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN
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FEES AND EXPENSES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

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SHAREHOLDER FEES (fees paid directly from your investment)
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Maximum Sales Charge (Load) Imposed on Purchases                 None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)                  None
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Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of the amount redeemed)          1.5%(1)(2)
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Exchange Fee                                                     None
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ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

Management Fees                                                  1.21%
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Distribution (12b-1) Fees                                        None
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Other Expenses                                                    .24%
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Total Annual Fund Operating Expenses                             1.45%
--------------------------------------------------------------------------------


(1) The redemption fee is imposed only on redemptions of shares WITHIN SIX MONTHS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.


EXAMPLE:
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                               1       3        5        10
                            YEAR    YEARS    YEARS    YEARS
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                            $148     $459     $792   $1,735

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                                                                               5
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INVESTMENT OBJECTIVE, STRATEGIES AND
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RELATED RISKS
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INVESTMENT OBJECTIVE

     The Fund seeks to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

PORTFOLIO MANAGEMENT PROCESS

SECURITY SELECTION


     Individual stocks are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ System. The investment manager's investment process involves an analysis of a company's "fundamentals" - revenues, earnings, cash-flows, dividends, and balance sheet information - coupled with an analysis of market action, including price behavior and trading volume.

     The investment manager's selection model generally seeks securities which display one or more of the following: 1) favorable valuation, meaning a price which is attractive relative to revenues, earnings, cash-flows and dividends expected in the future, 2) positive "surprises" in earnings and expected future growth rates estimated by Wall Street analysts, and 3) favorable market action as measured by factors such as price behavior and trading volume.


     The investment manager believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. More importantly, such surprises are often preceded by price strength. So in addition to using fundamental research on earnings and valuation, the investment manager relies on proprietary statistical methods to infer as much information as possible from the behavior of individual stock prices. Stated simply, these statistical methods attempt to "filter" information from volatile price behavior in the similar way that a radio isolates a signal from noisy airwaves.

     The focus of this approach is to buy securities of quality companies exhibiting attractive valuation, as well as price and volume behavior which conveys favorable information about future earnings surprises.

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6   HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN
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INVESTMENT OBJECTIVE, STRATEGIES AND
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RELATED RISKS (continued)
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MARKET CLIMATE

     Some risks are more rewarding than others. Rather than exposing the Fund to stock market risk at all times, the investment manager attempts to limit the risk of major capital loss during historically unfavorable market conditions. In conditions which the investment manager identifies as involving high risk and low expected return, the Fund's portfolio will be hedged by using stock index futures, options on stock indices or options on individual securities. Under extremely negative market conditions, the Fund's portfolio may be fully hedged. The Fund will typically be fully invested or leveraged when the investment manager identifies conditions in which stocks have historically been rewarding investments.

     The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by Hussman. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to be true in the future.


     The investment manager's approach combines "valuation" and "market action" to define investment conditions. Valuation considers the stream of earnings, dividends and cash flows expected in the future, in the attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.


     Each  unique  combination  of  valuation  and trend  uniformity  conditions produces a specific "Market Climate", with its own average historical characteristics of expected return and risk. The intent of the Fund is not to "predict" market direction. All of the Market Climates defined by the investment manager may experience short-term returns which are both positive and negative. Rather, the intent of the Fund is to accept those investment risks which are likely to be compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.


     The investment manager believes that the strongest market returns generally emerge when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest return performance of the market has been associated with these conditions. Accordingly, this is typically a climate in which the Fund will establish an aggressive investment position,

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                                                                               7

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INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (continued)
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possibly including the use of leverage. Although historical stock market returns in this climate have been above the norm, on average, it is possible that returns in this climate may be negative during any particular period. The use of leverage during such a period could lead to a greater loss than if the Fund had not leveraged.

     In contrast, the investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. The historical frequency of such negative Market Climates is quite low, occurring about 25% of the time. But when both valuations and market action have been unfavorable, the stock market has historically generated poor returns, on average. Even so, it is possible that returns in this climate may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.

     Hedging and leverage may be used to a lesser extent during intermediate Market Climates where either valuation or market action is favorable and the other is unfavorable. When stock valuations have been unfavorably high but market action has been favorable, stocks have historically generated above-average returns. In this climate, the Fund may partially hedge its portfolio, but will generally maintain a positive market position overall. While actual returns will vary depending on the specific stocks held by the Fund, a "positive market position" means a portfolio which would be expected to benefit from a general advance in the stock market. When valuations have been favorable but market action has been unfavorable, stocks have historically generated positive but more moderate returns. In this climate, the Fund may be fully or partially hedged, and may attempt to increase stock market exposure by leveraging in response to general price declines.


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8   HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN
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INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (continued)
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     Here are the  general  characteristics  of the  basic  Market  Climates  as defined by the investment manager, based on its assessment of historical market data, and the general investing approaches that the investment manager will follow tn response to those climates:


                                        MARKET ACTION
                         FAVORABLE                           UNFAVORABLE
               -----------------------------------------------------------------
               Very High Expected Return             Average Expected Return

               Relatively Low Risk of Loss           Considerable Risk of Loss
V  FAVORABLE
A              Modest Volatility                     Very High Volatility
L
U              Emphasize aggressive opportunities    Increase market exposure
A              for capital appreciation              moderately on declines
T              -----------------------------------------------------------------
I              Above Average Expected Return         Negative Expected Return
O
N              Modest Risk of Loss                   Extreme Risk of Loss
  UNFAVORABLE
               Modest Volatility                     High Volatility

               Maintain a generally                  Emphasize protection
               positive market position              of capital
               -----------------------------------------------------------------

INVESTMENT PRACTICES AND RISKS

     A brief description of the principal investment strategies that the Fund may employ and the principal risks associated with these strategies is provided below. Because of the types of securities in which the Fund invests and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. While the investment manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

o STOCK INVESTMENT RISKS. Because the Fund normally invests most, or a substantial portion, of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change drastically. This market risk will affect the Fund's share price, which will fluctuate as the values of the Fund's investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same

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                                                                               9
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INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (continued)
--------------------------------------------------------------------------------

     time. In addition, other factors can adversely affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

     The success of the Fund's investment strategy depends largely on the investment manager's skill in analyzing and selecting securities for purchase and sale and the accuracy and appropriateness of the models utilized by the investment manager in determining which securities to purchase and in determining whether to leverage or hedge the Fund's portfolio.

o DERIVATIVE INSTRUMENTS. The Fund may sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on individual securities. These are all referred to as "derivative" instruments, since their values are based on ("derived from") the values of other securities.

     A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines, and earns a negative return if the stock index advances. The primary use of stock index futures by the Fund will be to hedge the Fund's stock portfolio against potential market declines. The term "hedging" refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.


     A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to purchase call options on stocks which the Fund seeks to own, or on stock indices to which the Fund seeks market exposure, and to write call options on stocks which are owned by the Fund but are not expected to advance significantly over the short term. Call options may also be written on market indices for the purpose of hedging market risk. The expected use of put options by the Fund will generally be to purchase put options on market indices for the purpose of hedging market risk, and to write put options as a method of reducing the potential acquisition cost of stocks which the Fund seeks to own.


--------------------------------------------------------------------------------
10  HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN

INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (continued)
--------------------------------------------------------------------------------

     The Fund will adhere to specific limitations on its use of derivatives. The most aggressive stance expected to be taken by the Fund will be a leveraged position in which the total ownership of stocks, directly through purchase and indirectly through options and futures, is equal to 150% of net assets. This means that the value of the underlying positions represented by options and futures will be limited to 50% of the value of the Fund's net assets at the time of investment. Thus, when the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate as much as 11/2 times as much as if the Fund had not leveraged its portfolio. The most defensive stance expected to be taken by the Fund will be a "fully hedged" position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options will not significantly exceed the value of the stock portfolio owned by the Fund.

     The percentage limitations on the use of derivative instruments set forth above applies at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the values of investments or in the net assets of the Fund will not constitute a violation of such limitations.

     Derivative instruments can be volatile. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. The Fund could also experience losses if the indices underlying its futures and options positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an option or future becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the underlying security.

o PORTFOLIO TURNOVER. The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short period of time thereafter to realize gains, if it is believed that an alternative investment may provide greater future growth. This activity will increase the portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders, which would reduce the after-tax return of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER

     Hussman Econometrics Advisors, Inc. ("Hussman"), 3525 Ellicott Mills Drive, Ellicott City, Maryland 21043, serves as the investment adviser to the Fund. Hussman is a registered investment adviser that manages more than $600 million in assets as of the date of this Prospectus. John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman since October 1992. Dr. Hussman also serves as the President of Hussman Investment Trust and portfolio manager of the Fund. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics. Subject to the Fund's investment objective and strategies, Dr. Hussman makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment program.

     For its services, the Fund pays Hussman an investment advisory fee computed at the annual rate of 1.25% of the first $250 million of average daily net assets of the Fund, 1.15% of the next $250 million of such assets, 1.05% of the next $500 million of such assets, and 0.95% of such assets over $1 billion. The investment advisory fee paid by the Fund is higher than those paid by most other mutual funds.

     The aggregate fee paid to Hussman for the fiscal year ended June 30, 2003 was equal to 1.21% of the Fund's average daily net assets.


THE ADMINISTRATOR

     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

     The Statement of Additional Information has more detailed information about Hussman and other service providers to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

     The net asset value ("NAV") of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations, or, if market quotations are not readily available, at their fair values as determined under procedures adopted by the Fund's Board of Trustees.

     Your order to purchase or redeem shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares" for details).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

     The Fund is a no-load Fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

     The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

     The minimum initial investment in the Fund is $1,000, except an IRA or a gift to minors, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts and direct deposit accounts.

OPENING AN ACCOUNT

     An account may be opened by mail or bank wire, as follows:

     BY MAIL. To open a new account by mail:

o    Complete and sign the account application.

o    Enclose a check payable to the Hussman Strategic Growth Fund.

o Mail the application and the check to the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") at the following address:

          Hussman Strategic Growth Fund
          c/o Ultimus Fund Solutions, LLC
          P.O. Box 46707
          Cincinnati, Ohio 45246-0707

     When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

     BY WIRE. To open a new account by wire, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and tele-

--------------------------------------------------------------------------------
14  HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO BUY SHARES (continued)
--------------------------------------------------------------------------------

copied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

         US Bank, N.A.
         ABA # 042000013
         Attention: Hussman Strategic Growth Fund
         Credit Account # 821663168
         Account Name _________________
         For Account # _________________

     An order is considered received when US Bank, N.A., the Fund's custodian (the "Custodian"), receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

     Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:


o By sending a check, made payable to the Hussman Strategic Growth Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.


o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO BUY SHARES (continued)
--------------------------------------------------------------------------------

o    Through your brokerage firm or other financial institution.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

     BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of the transfer order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

     ACH may be used to make direct deposits into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

     The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of Hussman based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which Hussman may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's NAV.

--------------------------------------------------------------------------------
16  HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

     Shares of the Fund and shares of the Hussman Strategic Total Return Fund may be exchanged for each other. Before making an exchange into the Hussman Strategic Total Return Fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past six months (see "How to Redeem Shares). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

     Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

o    Your name and telephone number

o    The exact name of your account and account number

o    Taxpayer identification number (usually your Social Security number)

o    Dollar value or number of shares to be exchanged

o    The name of the fund from which the exchange is to be made

o    The name of the fund into which the exchange is being made

     The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

     The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

     Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

     BY MAIL. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.


     SIGNATURES. If the shares to be redeemed over any 30-day period have a value of more than $25,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signature guarantees by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.


     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.


     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.


     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund.

--------------------------------------------------------------------------------
18  HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO REDEEM SHARES (continued)
--------------------------------------------------------------------------------

Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH  YOUR  BROKER OR  FINANCIAL  INSTITUTION.  You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

     The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO REDEEM SHARES (continued)
--------------------------------------------------------------------------------

REDEMPTION FEE

     A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within six months of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

MINIMUM ACCOUNT BALANCE

     Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

     If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

     The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

--------------------------------------------------------------------------------
20  HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

     The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.


     Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.


     The Fund's transactions in options and futures contracts are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

     When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

     You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

     Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

     Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended June 30, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the period ended June 30, 2001 was audited by other independent auditors.

---------------------------------------------------------------------------------------------
     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------
                                                     YEAR            YEAR          PERIOD
                                                    ENDED           ENDED           ENDED
                                                   JUNE, 30        JUNE 30,        JUNE 30,
                                                     2003            2002           2001(a)
                                                  ----------      ----------      ----------
Net asset value at beginning of period .......    $    13.34      $    12.20      $    10.00
                                                  ----------      ----------      ----------

Income from investment operations:
   Net investment income (loss) ..............         (0.02)          (0.04)          (0.04)
   Net realized and unrealized gains on
      investments and options ................          1.36            2.52            2.23
                                                  ----------      ----------      ----------
Total from investment operations .............          1.34            2.48            2.19
                                                  ----------      ----------      ----------

Distributions from net realized gains ........         (0.93)          (1.35)             --
                                                  ----------      ----------      ----------

Proceeds from redemption fees collected ......          0.05            0.01            0.01
                                                  ----------      ----------      ----------

Net asset value at end of period .............    $    13.80      $    13.34      $    12.20
                                                  ==========      ==========      ==========

Total return .................................        11.25%          22.24%          22.00%(c)
                                                  ==========      ==========      ==========

Net assets at end of period (000's) ..........    $  511,928      $  173,342      $   20,228
                                                  ==========      ==========      ==========

Ratio of net expenses to average net assets(b)         1.45%           1.99%           1.99%(d)

Ratio of net investment income (loss) to
   average net assets ........................        (0.15%)         (0.81%)         (0.53%)(d)

Portfolio turnover rate ......................          123%            199%             55%(d)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.
(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 2.36%(d) for the periods ended June 30, 2002 and 2001, respectively.
(c)  Not annualized.
(d)  Annualized.


--------------------------------------------------------------------------------
22  HUSSMAN STRATEGIC GROWTH FUND                 |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

     WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

     In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

     We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

     WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

     To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

     We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

     WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

     We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

     We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

     This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

     This privacy policy notice is for Hussman Investment Trust (the "Trust"), Hussman Econometrics Advisors, Inc., the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

     IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR CUSTOMER INFORMATION, PLEASE CALL 1-800-HUSSMAN (1-800-487-7626) TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       THIS PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                               INVESTMENT ADVISER
                      Hussman Econometrics Advisors, Inc.
                       3525 Ellicott Mills Drive, Suite B
                         Ellicott City, Maryland 21043

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

                                   CUSTODIAN
                                 US Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202


                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                               1900 Scripps Center
                               312 Walnut Street
                             Cincinnati, Ohio 45202


                                 LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                                 [LOGO] HUSSMAN

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

          o    Annual and Semiannual Reports

     The Fund publishes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

          o    Statement of Additional Information (SAI)

     The  SAI  provides  more  detailed   information  about  the  Fund.  It  is
     incorporated by reference and is legally considered a part of this Prospectus.

You may request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

                         1-800-HUSSMAN (1-800-487-7626)


Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.


Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.


                              www.hussmanfunds.com


                                     [GRAPHIC]

                   Investment Company Act File No. 811-09911

                                 [LOGO] HUSSMAN

                          STRATEGIC TOTAL RETURN FUND

                  For Investors Seeking Long-Term Total Return
                      From Income and Capital Appreciation

                                                    ---------
                                                      HIGH &
                                                     FALLING
                                       ---------      YIELDS
                           ---------     HIGH &
                                         RISING        LONG
                             LOW &       YIELDS   TARGET MATURITY
                            FALLING
               ---------     YIELDS      MEDIUM
                 LOW &
                 RISING       NEAR
                 YIELDS

                 SHORT
               ---------    --------    ---------   ---------

                                 MARKET CLIMATE


             HUSSMAN INVESTMENT TRUST    PROSPECTUS: OCTOBER 1, 2003


   For information or assistance in opening an account, please call toll-free
                         1-800-HUSSMAN (1-800-487-7626)


This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary ..............................................     1
Fees and Expenses ................................................     6
Investment Objective, Strategies and Related Risks ...............     7
Fund Management ..................................................    13
How the Fund Values Its Shares ...................................    14
How to Buy Shares ................................................    14
How to Exchange Shares ...........................................    18
How to Redeem Shares .............................................    19
Dividends, Distributions and Taxes ...............................    22

Financial Highlights .............................................    23

Customer Privacy Policy ..........................................    24
For More Information .............................................    Back Cover


[PHOTO]

John P. Hussman, Ph.D. is the President of Hussman Econometrics Advisors and the portfolio manager of Hussman Strategic Total Return Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC TOTAL RETURN FUND               |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     HUSSMAN STRATEGIC TOTAL RETURN FUND seeks to provide long-term total return from income and capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


     The Fund is designed for investors who want to participate in the fixed-income markets for income and capital appreciation, with added emphasis on the protection of capital against interest rate volatility and inflation during unfavorable market climates. The Fund invests primarily in fixed-income securities, such as U.S. Treasury bonds, notes and bills, Treasury inflation-protected securities, U.S. Treasury Strips, U.S. Government agency securities (primarily mortgage-backed securities), and investment grade corporate debt rated AA or higher by Standard & Poor's Ratings Group, Moody's Investors Service, Inc., or having an equivalent rating from another independent rating organization. When market conditions favor wider diversification in the view of Hussman Econometrics Advisors, Inc., the Fund's investment manager, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, such as utility stocks, precious metals stocks, and foreign government debt rated A or higher. In addition, the Fund may use foreign currency options to establish or modify the portfolio's exposure to currencies other than the U.S. dollar. The Fund may make limited use of Treasury debt options and futures to manage the Fund's exposure to interest rate risk.


     The Fund's principal investment strategies emphasize strategic management of the average interest rate sensitivity ("duration") of portfolio holdings, the Fund's exposure to changes in the yield curve, and allocation among fixed-income alternatives and inflation hedges. The interest rate sensitivity (duration) of a bond is related to the average date at which an investor receives payment of principal and interest. Under normal market conditions, the duration of the Fund's portfolio is expected to range between 1 year and 15 years. In its most aggressive stance (a duration of 15 years), the Fund's net asset value could be expected to fluctuate by approximately 15% in response to a 1% (100 basis point) change in the general level of interest rates.


     The investment manager believes that return/risk characteristics in the fixed-income market differ significantly across different market conditions. The two most important dimensions considered by the investment manager are "valuation" and "market action." In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to infla-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (continued)
--------------------------------------------------------------------------------

tion, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

     Historically, different combinations of valuation and market action have been accompanied by significantly different bond market performance in terms of return/risk. The specific profile of yield behavior is also an important factor. The investment manager believes that foreign government debt and precious metals stocks are favored when "real" U.S. interest rates (nominal interest rates minus inflation) are declining relative to "real" foreign interest rates.

     The investment manager generally will increase the exposure of the Fund to interest rate risk in environments where the return expected to be derived from that risk is high, and generally will reduce exposure to interest rate risk when the return expected to be derived from that risk is unfavorable. The investment manager will also purchase utility stocks, precious metals stocks and foreign government debt when market conditions are believed to favor such diversification.

     Specific strategies for increasing interest rate exposure include the purchase of long-term bonds and Treasury zero-coupon bonds and Treasury interest strips, which exhibit magnified price movements in response to interest rate changes. The Fund will not invest more than 30% of its net assets in Treasury zero-coupon bonds and Treasury interest strips.

     Specific strategies for reducing (hedging) interest rate risk include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options and write call options on Treasury securities to hedge the interest rate risk of long-term bonds in its portfolio. The total notional value of such hedges (the dollar value of Treasury securities represented by put and call options held by the Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining maturities of 5 years or more, so the most defensive position expected by the Fund will be a "fully hedged" position in which the entire value of intermediate and long-term, fixed-income securities held by the Fund is protected.

--------------------------------------------------------------------------------
2   HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (continued)
--------------------------------------------------------------------------------

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The success of the Fund's investment strategy depends largely on the investment manager's skill in assessing the potential returns of the securities in which the Fund invests. Also, because the Fund's investment position at any given time will range from aggressive to defensive depending on the investment manager's current view of the overall climate of the fixed-income market, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. If the Fund has taken a defensive posture by shortening the average maturity of its portfolio and interest rates decline, the return to investors will be lower than if the Fund had maintained a longer average portfolio maturity. Alternatively, if the Fund has increased the average maturity of its portfolio, an increase in interest rates will magnify the Fund's investment losses.


     Due to the investment techniques employed by the Fund and the types of securities in which it invests, the Fund is intended for long-term investors. The value of Fund shares may decline, and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

     The primary risks of investing in the Fund include the following:

     Interest Rate Risk. When interest rates rise, the fixed-income securities in the Fund's portfolio are likely to decline in price. Such price declines will be greater during periods in which the Fund's portfolio emphasizes long-term debt, which has greater interest rate risk than short-term debt. Due to the long duration of Treasury zero-coupon bonds and Treasury interest strips, these securities are highly sensitive to interest rate fluctuations. The Fund's ownership of these securities in a period of rising interest rates could cause a greater decline in the value of Fund shares than if the Fund held coupon-bearing securities of a similar maturity. In addition, even though Treasury zero-coupon bonds and Treasury interest strips do not pay current income in cash, the Fund will be required to recognize interest income from these securities over the life of the investments and to distribute this income on a current basis, which may be taxable to shareholders.

     Call Risk. Some fixed-income securities give the issuer the option to call, or redeem, those securities before their maturity dates. If an issuer calls a security during a period of declining interest rates, the Fund might not benefit from an increase in the value of the security, and might have to reinvest the proceeds in a security offering a lower yield.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (continued)
--------------------------------------------------------------------------------

     Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income security fails to make scheduled principal or interest payments, or if the credit rating of the issuer or guarantor is downgraded. The fixed-income securities held by the Fund are subject to varying degrees of credit risk. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, involve the least credit risk. Corporate and foreign government bonds have the greatest degree of credit risk of the fixed-income securities in which the Fund invests.

     Tracking Risk. Because the investment manager will actively manage the portfolio of the Fund in response to changing market conditions, the performance of the Fund may vary substantially from the performance of a passive bond index. These differences in performance may be accentuated due to investments by the Fund in utility stocks, precious metals stocks, and foreign government bonds.

     Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell in the secondary market, possibly preventing the Fund from selling securities at an advantageous time or price. The Fund's investments in foreign government debt are expected to have the greatest exposure to liquidity risk.


     Derivatives Risk. The Fund may use options and futures on U.S. Treasury securities to manage interest rate risk. The Fund may also use foreign currency options to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. These instruments are described in greater detail in the Statement of Additional Information. The techniques used by the Fund to hedge interest rate risk are considered by the investment manager to be conservative strategies, but involve certain risks. For example, a hedge using Treasury derivatives might not actually correlate well to the price movements of the fixed-income securities held by the Fund. When call or put options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying the options are unchanged. When Treasury call options are written by the Fund, it is possible that the Fund may experience a reduction in gains in the event that interest rates decline. When the Fund purchases foreign currency call options and writes foreign currency put options in order to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency. The use of derivatives by the Fund may lead to an increase in taxes payable by shareholders.


     Mortgage Risk. The Fund may purchase mortgage-related securities. Because rising interest rates reduce the tendency of mortgage borrowers to prepay or refinance their loans, rising interest rates tend to increase the effective maturity of mortgage-related securities, resulting in greater losses when interest rates rise. This is

--------------------------------------------------------------------------------
4   HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (continued)
--------------------------------------------------------------------------------

known as extension risk. Conversely, falling interest rates may encourage borrowers to pay off or refinance their mortgages sooner than expected. This can reduce the effective maturity of mortgage-related securities and lower the returns of the Fund because the Fund will have to reinvest its assets at the lower prevailing interest rates. This is known as prepayment risk.


     Foreign Investment Risk. The Fund may invest up to 30% of its net assets in the securities of foreign issuers and securities traded primarily in markets outside the United States. Securities issued by foreign governments and foreign corporations, as well as securities traded principally in markets outside the U.S., are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Although the issuers of foreign securities purchased by the Fund are domiciled primarily in major industrialized countries, political changes, changes in taxation, or currency controls could nevertheless adversely affect the values of these investments. Foreign securities are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar. In addition to purchasing foreign government bonds, the Fund may use foreign currency options to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. If the Fund holds foreign bonds directly, it does not expect to hedge against fluctuations in the value of foreign currencies underlying the bonds.


     Equity Risk. Stock market movements will affect the values of the Fund's investments in utility stocks and precious metal stocks, which may comprise a significant portion of the Fund's net assets depending on market conditions. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, general economic conditions, and investors' perceptions of the company, its industry, or the overall stock market. Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility's return on invested capital, and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments. Prices of precious metal stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price volatility over short periods of time.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


     The Fund commenced operations on September 12, 2002 and therefore does not have a performance history for a full calendar year.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                 None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)                  None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of the amount redeemed)          1.5%(1)(2)
--------------------------------------------------------------------------------
Exchange Fee                                                     None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                  0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        None
--------------------------------------------------------------------------------

Other Expenses                                                   1.72%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             2.32%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements(3)                       (1.42%)

--------------------------------------------------------------------------------
Net Expenses                                                     0.90%
--------------------------------------------------------------------------------

(1) The redemption fee is imposed only on redemptions of shares within six months of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) The investment manager has contractually agreed to waive its management fees or reimburse a portion of the Fund's operating expenses until at least December 31, 2005 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.90% of the Fund's average daily net assets per annum. Management fee waivers and expense reimbursements by the investment manager are generally subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed 0.90% per annum.


EXAMPLE:
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
                            $92       $442      $972     $2,428
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6   HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The Fund seeks to provide long-term total return through income and capital appreciation. Unlike many fixed-income funds, the Fund seeks to vary its emphasis strategically between capital appreciation and capital preservation depending on market conditions.

PORTFOLIO MANAGEMENT PROCESS

     The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable, and to choose the securities held by the Fund. It should not be interpreted as an exhaustive account of the market analysis techniques used by Hussman Econometrics Advisors, Inc., the Fund's investment manager. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to apply in the future.

DURATION

     A central feature of any fixed-income investment is its duration. The price of a fixed-income security, such as a bond, reflects the present discounted value of future interest and principal payments. The duration of a fixed-income security is the average date at which these payments are made, weighted by their present value. For example, a 10-year bond having a zero coupon simply has a duration of 10 years. In contrast, a 10-year 6% coupon bond priced at par has a duration of only 7.8 years. The coupon bond has a lower duration - and lower sensitivity to interest rate changes - because part of its payment stream is received annually as coupon payments. Importantly, duration measures not only the effective maturity of a bond, but is also a measure of its price sensitivity to interest rate changes.

     When long-term interest rates are relatively high and falling, long duration securities typically exhibit strong capital gains and total returns. In contrast, when long-term interest rates are relatively low and rising, long duration securities typically exhibit significant capital losses and unfavorable total returns.

     The investment manager intends to adjust the duration of the Fund's portfolio in response to changes in market conditions. Rather than exposing the Fund to passive interest rate risk at all times, the investment manager attempts to limit the risk of major capital loss by shortening portfolio duration during historically unfavorable market conditions, and to increase the Fund's

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (continued)
--------------------------------------------------------------------------------

potential  for  capital  gains  by   lengthening   portfolio   duration   during
historically favorable market conditions.

YIELD CURVE

     The yield curve depicts the profile of interest rates from short-term to long-term maturities. Shifts in the shape of the yield curve have important consequences on the total return of fixed-income securities of various maturities. For example, during the latter part of economic expansions, inflationary pressures often rise, causing an "inverted yield curve," where short-term interest rates rise above long-term rates. Depending on the strength of these shifts, short-term fixed-income securities may actually be subject to greater price fluctuation than long-term bonds. Conversely, when a portion of the yield curve slopes steeply upward, certain medium-term securities may actually deliver a greater total return than higher-yielding long-term securities, as time passes and the position of each bond "rides" along the yield curve. The investment manager intends to adjust the Fund's portfolio in response to perceived opportunities and risks presented by shifts in the yield curve.

SECTOR ALLOCATION

     Depending on market conditions, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, including foreign securities. These securities may include utility stocks, precious metals stocks, and foreign government debt. The investment manager intends to purchase these types of securities when market conditions are believed to favor such diversification.

     The investment manager believes that the long-term total return on utility stocks is driven by the sum of the dividend yield and the long-term growth rate of dividends. Short-term returns are also affected by the trend of yields in competing assets such as bonds.

     Foreign currencies are held by individuals both as a means of payment and as an investment vehicle. The investment manager employs proprietary methods of estimating the valuation of foreign currencies. Specifically, the investment manager believes that exchange rates are driven by international differences in the prices of goods and services, and by relative levels of real interest rates (nominal interest rates minus inflation) across countries. In general, countries with relatively high real interest rates typically have exchange rates that are higher than would be predicted by relative price levels. Moreover, changes in real interest rates have important effects on exchange

--------------------------------------------------------------------------------
8   HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (continued)
--------------------------------------------------------------------------------

rates. As the price of gold typically moves inversely to the value of the U.S. dollar, market conditions that are relevant to foreign currencies are typically relevant to gold as well.

     Depending on the profile of valuations and market action, the investment manager may purchase utility stocks, precious metals stocks, and foreign government bonds both for the purpose of diversification and with the goal of enhancing the Fund's total return.

MARKET CLIMATE

     The investment manager's approach focuses on "valuation" and "market action" to define market conditions. In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

     Each unique combination of valuation and market action produces a specific "market climate," with its own average historical characteristics of expected return and risk. The investment manager does not try to predict the future direction of interest rates, but rather to identify the prevailing market climate. Based on its identification of the prevailing market climate and its average historical return/risk profile, the investment manager will position the Fund's portfolio so as to accept those investment risks which have historically been compensated in the identified climate, while attempting systematically to avoid those risks which have historically not been compensated. It should be recognized that all of the market climates identified by the investment manager may experience short-term returns which are both positive and negative.

     The investment manager believes that the strongest returns in the fixed-income market will emerge when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest return performance of the fixed-income market has been associated with these conditions. This is typically a climate in which the Fund will establish an aggressive investment position by maintaining a longer average portfolio maturity, possibly including substantial investments in long-term debt and Treasury strips, which have a high sensitivity to interest rate fluctuations. Although historical returns for long-term bonds in this climate have been, on average, above the norm, it is possible that returns may be negative during any particular period. The emphasis

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (continued)
--------------------------------------------------------------------------------

on long-term bonds in this climate could lead to a greater loss than if the Fund had not increased its average portfolio maturity.

     Because the level of yields is the primary source of returns in the fixed-income markets, the Fund will tend to emphasize medium- and long-term fixed-income investments when interest rates are relatively high, regardless of the status of market action. However, the exposure of the Fund to interest rate risk is generally expected to be less aggressive when market action is unfavorable than when it is favorable.

     When interest rates are unfavorably low and market action exhibits favorably declining yield trends, the Fund will tend to emphasize short- and medium-term securities, while using declines in yield as opportunities to reduce its holdings of long-term bonds or otherwise to hedge its interest rate risk.

     The investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. This is typically a climate in which the Fund will establish a defensive investment position by maintaining a shorter average portfolio maturity emphasizing short-term securities. In this climate, the Fund may also hedge its exposure to interest rate risk by using options on Treasury securities. Although historical returns in this climate have been, on average, below the norm, it is possible that returns may be significantly positive during any particular period. The emphasis on short-term securities in this climate could lead to a loss or a smaller gain than if the Fund had not shortened its average portfolio maturity.


INVESTMENT PRACTICES AND RISKS

     The Fund invests primarily in fixed-income securities issued by the U.S. Treasury, U.S. Government agency securities (primarily mortgage-backed securities), and investment grade corporate debt rated AA or higher. Fixed-income securities are subject to interest rate risk, which may be substantial for long-term debt and are also subject to varying degrees of credit risk and liquidity risk. Mortgage-backed securities are subject to special risks that may result in increased losses when interest rates rise, and limit appreciation when interest rates fall.

     The primary strategy of the Fund involves adjustment of the Fund's average portfolio maturity (duration) in response to changes in the market climate identified by the investment manager. Other strategies that the Fund may employ and their principal risks are described below.

--------------------------------------------------------------------------------
10  HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (continued)
--------------------------------------------------------------------------------

ZERO-COUPON BONDS AND TREASURY STRIPS

     The Fund may invest in zero-coupon bonds and U.S. Treasury STRIPS. These include securities that have no coupons and pay interest only at maturity, and securities that have been stripped of their interest coupons, as well as individual interest coupons from such securities that trade separately. These securities entitle the holder to a single payment at maturity, and are purchased at a discount from their maturity value. STRIPS and other zero-coupon securities typically have a significantly higher duration than coupon securities of the same maturity, and experience proportionately greater price fluctuations in response to changes in interest rates. The Fund intends to use STRIPS and similar instruments to increase portfolio duration during market climates in which long-term interest rates are high relative to inflation and short-term interest rates. These securities have significant interest rate risk, and generally experience larger price declines when interest rates rise, compared with coupon-bearing securities of the same maturity.


TREASURY AND CURRENCY DERIVATIVES

     The Fund may purchase and sell futures contracts on U.S. Treasury securities, as well as put and call options on U.S. Treasury futures contracts, to manage its interest rate risk. These futures contracts enable an investor to buy or sell a U.S. Treasury security in the future at an agreed-upon price. A call option on a futures contract gives the purchaser of the option the right to purchase the underlying futures contract from the writer of the option at a specified exercise price. A put option on a futures contract gives the purchaser of the option the right to sell the underlying futures contract to the writer of the option at a specified exercise price.


     The Fund may purchase and sell put and call options on foreign currencies to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. The Fund expects to use cash-settled currency options, which deliver cash upon exercise, rather than using options on futures contracts. A cash-settled call option gives the holder the right to receive the amount by which the actual price of the foreign currency exceeds the specified exercise price of the option (both generally expressed in U.S. dollars), if this value is positive at the time of exercise. A cash-settled put option gives the holder the right to receive the amount by which the specified exercise price of the option exceeds the actual price of the foreign currency, if this value is positive at the time of exercise. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. These option combinations simulate the purchase of a short-term money market instrument denominated in the foreign currency.


     The Fund may seek to enhance returns by writing call options to hedge debt securities which are owned by the Fund but which are not expected to advance significantly in price over the short term. Call options may also be written to hedge debt securities held

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (continued)
--------------------------------------------------------------------------------

by the Fund for the purpose of hedging interest rate risk. The Fund may purchase put options for the purpose of hedging the interest rate risk of debt securities held by the Fund. The Fund may also simultaneously write call options and purchase put options in order to restrict price fluctuations within a desired range.

     The techniques used by the Fund to hedge its portfolio are considered by the investment manager to be conservative strategies, but involve certain risks. Derivatives such as futures contracts and options can be volatile and the potential loss to the Fund may exceed the Fund's initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative at the wrong time or judges market conditions incorrectly, the use of derivatives may significantly reduce the Fund's return. The Fund could also experience losses if the securities underlying a derivative are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for derivatives becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

UTILITY STOCKS, PRECIOUS METALS STOCKS AND FOREIGN GOVERNMENT BONDS

     The Fund may invest in securities outside of the U.S. fixed income market. These investments will generally include utility stocks, precious metals stocks, and foreign government debt rated A or higher. Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility's return on invested capital, and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments. Prices of gold mining stocks and other precious metals stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price volatility over short periods of time. Foreign government bonds are subject to foreign investment risk, including substantial currency risk, as described in the section entitled "Risk/Return Summary."

PORTFOLIO TURNOVER

     The Fund does not necessarily hold the fixed-income securities in which it invests to maturity. Its holding period for some securities may be relatively short. Because the Fund places added emphasis on capital appreciation during certain market climates, the Fund may buy a security and sell that security a short period of time thereafter to realize gains if the investment manager believes that an alternative investment has greater growth potential. This activity will increase the portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders, which would reduce the after-tax return of the Fund.

--------------------------------------------------------------------------------
12  HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER

     Hussman Econometrics Advisors, Inc. ("Hussman"), 3525 Ellicott Mills Drive, Ellicott City, Maryland 21043, serves as the investment adviser to the Fund. Hussman is a registered investment adviser that manages more than $600 million in assets as of the date of this Prospectus. John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman since October 1992. Dr. Hussman also serves as the President of Hussman Investment Trust and portfolio manager of the Fund. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics. Subject to the Fund's investment objective and strategies, Dr. Hussman makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

     For its services, the Fund pays Hussman an investment advisory fee computed at the annual rate of 0.60% of the Fund's average daily net assets, less any fee waivers.


     Hussman has agreed, until at least December 31, 2005, to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's aggregate annual ordinary operating expenses to .90% of its average daily net assets. Any such fee waivers by Hussman through December 31, 2005 or thereafter, or payments by Hussman of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the .90% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.


     Hussman waived all of its fees for the fiscal year ended June 30, 2003 and, in addition, reimbursed the Fund for a portion of its other operating expenses.


THE ADMINISTRATOR

     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

     The Statement of Additional Information has more detailed information about Hussman and other service providers to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

     The net asset value ("NAV") of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations, or, if market quotations are not readily available, at their fair values as determined under procedures adopted by the Fund's Board of Trustees.

     Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares" for details).

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

     The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

     The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

     The minimum initial investment in the Fund is $1,000, except an IRA or a gift to minors, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts and direct deposit accounts.

--------------------------------------------------------------------------------
14  HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO BUY SHARES (continued)
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

     An account may be opened by mail or bank wire, as follows:

     BY MAIL. To open a new account by mail:

o    Complete and sign the account application.

o    Enclose a check payable to the Hussman Strategic Total Return Fund.

o Mail the application and the check to the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") at the following address:

          Hussman Strategic Total Return Fund
          c/o Ultimus Fund Solutions, LLC
          P.O. Box 46707
          Cincinnati, Ohio 45246-0707

     When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

     BY WIRE. To open a new account by wire, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

          US Bank, N.A.
          ABA # 042000013
          Attention: Hussman Strategic Total Return Fund
          Credit Account # 821663168
          Account Name _________________
          For Account # _________________

     An order is considered received when US Bank, N.A., the Fund's custodian (the "Custodian"), receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO BUY SHARES (continued)
--------------------------------------------------------------------------------

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

     Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gift to minors account, which must be in amounts of at least $50. Additional purchases may be made:

o By sending a check, made payable to the Hussman Strategic Total Return Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

o    Through your brokerage firm or other financial institution.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

     BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order

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16  HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO BUY SHARES (continued)
--------------------------------------------------------------------------------

by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

     ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

     The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of Hussman based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which Hussman may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's NAV.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

     Shares of the Fund and shares of the Hussman Strategic Growth Fund may be exchanged for each other. Before making an exchange into the Hussman Strategic
Growth Fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past six months (see "How to Redeem Shares). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

     Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

o    Your name and telephone number

o    The exact name of your account and account number

o    Taxpayer identification number (usually your Social Security number)

o    Dollar value or number of shares to be exchanged

o    The name of the fund from which the exchange is to be made

o    The name of the fund into which the exchange is being made

     The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

     The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

--------------------------------------------------------------------------------
18  HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

     Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

     BY MAIL. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.


     SIGNATURES. If the shares to be redeemed over any 30-day period have a value of more than $25,000, or the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signature guarantees by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.


     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.


     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.


     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO REDEEM SHARES (continued)
--------------------------------------------------------------------------------

Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

     The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

--------------------------------------------------------------------------------
20  HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO REDEEM SHARES (continued)
--------------------------------------------------------------------------------

REDEMPTION FEE

     A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within six months of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

MINIMUM ACCOUNT BALANCE

     Due to the cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

     If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

     The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     Income dividends are normally declared and paid on a quarterly basis. Net capital gains distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.


     The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

     Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

     The Fund's transactions in options and futures contracts are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

     When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.


     You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

     Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

     Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

--------------------------------------------------------------------------------
22  HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain financial information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available on request.

--------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
THE PERIOD ENDED JUNE 30, 2003(a)
--------------------------------------------------------------------------------

Net asset value at beginning of period ....................    $      10.00
                                                               ------------
Income from investment operations:
   Net investment income ..................................            0.14
   Net realized and unrealized gains
      on investments and foreign currencies ...............            0.52
                                                               ------------
Total from investment operations ..........................            0.66
                                                               ------------

Distributions from net investment income ..................           (0.14)
                                                               ------------

Proceeds from redemption fees collected ...................            0.02
                                                               ------------

Net asset value at end of period ..........................    $      10.54
                                                               ============

Total return (not annualized) .............................           6.81%

Net assets at end of period ...............................    $ 18,982,698

Ratio of expenses to average net assets:
   Before advisory fees waived and expenses reimbursed ....           2.32%(b)
   After advisory fees waived and expenses reimbursed .....           0.90%(b)

Ratio of net investment income to average net assets ......           1.99%(b)

Portfolio turnover rate ...................................            151%(b)

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

     WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

     In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

     We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

     WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

     To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

     We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

     WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

     We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

     We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

     This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

     This privacy policy notice is for Hussman Investment Trust (the "Trust"), Hussman Econometrics Advisors, Inc., the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

     IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR CUSTOMER INFORMATION, PLEASE CALL 1-800-HUSSMAN (1-800-487-7626) TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

--------------------------------------------------------------------------------
24  HUSSMAN STRATEGIC TOTAL RETURN FUND           |    [TELEPHONE] (800) HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                               INVESTMENT ADVISER
                      Hussman Econometrics Advisors, Inc.
                       3525 Ellicott Mills Drive, Suite B
                         Ellicott City, Maryland 21043


                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)


                          ADMINISTRATOR/TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

                                   CUSTODIAN
                                 US Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202


                             INDEPENDENT AUDITORS
                               Ernst & Young LLP
                               1900 Scripps Center
                               312 Walnut Street
                             Cincinnati, Ohio 45202


                                 LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                                 [LOGO] HUSSMAN

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

          o    Annual and Semiannual Reports


     The Fund publishes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


          o    Statement of Additional Information (SAI)

     The  SAI  provides  more  detailed   information  about  the  Fund.  It  is
     incorporated by reference and is legally considered a part of this Prospectus.

You may request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

                         1-800-HUSSMAN (1-800-487-7626)


Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.


Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.


                              www.hussmanfunds.com


                                    [GRAPHIC]

                    Investment Company Act File No. 811-09911

                         HUSSMAN STRATEGIC GROWTH FUND

                           An Investment Portfolio of

                            HUSSMAN INVESTMENT TRUST

                       Statement of Additional Information


                                 October 1, 2003

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Growth Fund dated October 1, 2003, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing Hussman Investment Trust at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).


                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS........................     2

CALCULATION OF NET ASSET VALUE...........................................    12

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................    13

SPECIAL SHAREHOLDER SERVICES.............................................    13

MANAGEMENT OF THE TRUST..................................................    15

INVESTMENT ADVISER.......................................................    18

PORTFOLIO TRANSACTIONS....................................................   20

OTHER SERVICE PROVIDERS...................................................   22

GENERAL INFORMATION.......................................................   25

ADDITIONAL TAX INFORMATION................................................   27

PERFORMANCE INFORMATION...................................................   29

FINANCIAL STATEMENTS......................................................   32

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES).........................   33

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

     Hussman Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. This Statement of Additional Information applies only to the Hussman Strategic Growth Fund (the "Fund"). For information on the Hussman Strategic Total Return Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE

     The Fund's objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

OPTIONS AND FUTURES

     As discussed in the Prospectus, the Fund may engage in certain transactions in options and futures contracts and options on futures contracts. The specific transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of futures and options transactions.

     REGULATORY MATTERS. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities and by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for the exemption of a mutual fund, or the investment adviser thereto, from registration as a commodity pool operator. In accordance with those restrictions, the Fund will use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of the Fund's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     FUTURES AND OPTIONS TRANSACTIONS. The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund's portfolio securities. To the extent that there is a correlation between the Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

     The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

     By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

     By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

     The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund's portfolio to supplement the Fund's income and enhance total returns. The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund's portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

     RISKS OF FUTURES AND OPTIONS. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing the Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment manager is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield. The Fund's current policy is to limit options and futures transactions to those described above. The Fund may purchase and write both over-the-counter and exchange traded options.

     RISKS OF OPTIONS ON STOCK INDICES. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment manager, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     STOCK INDEX FUTURES CHARACTERISTICS. Currently, stock index futures contracts can be purchased or sold with respect to several different stock
indices,   each  based  on  a  different  measure  of  market   performance.   A
determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

     Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

     Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

BORROWING MONEY

     The Fund does not intend to borrow money for the purpose of purchasing securities ("leverage"), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

     The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

MONEY MARKET MUTUAL FUNDS

     The Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that the Fund may not acquire more than 3% of the total outstanding shares of any money market fund, and provided further that no more than 10% of the Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Notwithstanding the forgoing percentage limitations, the Fund may invest any percentage of its assets in a money market fund if immediately after such purchase not more than 3% of the total outstanding shares of such money market fund is owned by the Fund and all affiliated persons of the Fund. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in securities of money market mutual funds.

COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

ILLIQUID SECURITIES

     The Fund typically will not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of the Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

     The Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS

     The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

     The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

     3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

     5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

     8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The investment manager does not anticipate that the Fund's annual portfolio turnover rate will exceed 200%. For the fiscal periods ended June 30, 2003, 2002 and 2001, the Fund's portfolio turnover rate was 123%, 199% and 55% (annualized), respectively. The higher portfolio turnover rate during the most recent two fiscal years was due primarily to unusual market volatility, coupled with changes in the relative attractiveness of many industry groups, including technology and consumer stocks. This created opportunities to purchase numerous securities when prices were depressed, and to liquidate numerous holdings at elevated prices. Also, the Fund sold a number of securities in order to realize losses to offset capital gains that would otherwise be required to be distributed to shareholders.

                         CALCULATION OF NET ASSET VALUE

     The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Options traded on national securities exchanges are valued at a price between the closing bid and asked prices determined to most closely reflect market value as of the time of computation of net asset value. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

     The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

     The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.


     Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

                          Hussman Strategic Growth Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The disinterested Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         NUMBER OF
                                                                                                                         PORTFOLIOS
                                                                                                                          IN FUND
                                                                                    PRINCIPAL OCCUPATION(S) DURING        COMPLEX
                                           LENGTH OF         POSITION(S) HELD      PAST 5 YEARS AND DIRECTORSHIPS OF    OVERSEEN BY
NAME, ADDRESS AND AGE                     TIME SERVED           WITH TRUST                PUBLIC COMPANIES**               TRUSTEE
====================================================================================================================================
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------

*John P. Hussman, Ph.D. (age 40)        Since July 2000        President        Chairman, President and Treasurer of         2
3525 Ellicott Mills Drive                                     and Trustee       Hussman Econometrics Advisors, Inc.;
Ellicott City, Maryland 21043                                                   Adjunct Assistant Professor of
                                                                                Economics and International Finance at
                                                                                the University of Michigan and the
                                                                                Michigan Business School from 1992
                                                                                until 1999

------------------------------------------------------------------------------------------------------------------------------------
*Lee R. Baker (age 73)                  Since July 2000         Trustee         Member of the Board of Governors of          2
3103 SW 37th Street                                                             the Iowa State University Foundation;
Des Moines, Iowa 50321                                                          Board member of the Baker Council for
                                                                                Excellence in Agronomy
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
David C. Anderson (age 52)              Since July 2000         Trustee         Network Administrator for Hephzibah          2
916 North Oak Park Avenue                                                       Childrens Association
Oak Park, Illinois 60302                                                        (child welfare organization)
------------------------------------------------------------------------------------------------------------------------------------
Nelson F. Freeburg, Jr. (age 51)        Since July 2000         Trustee         President and Owner of Formula               2
9320 Grove Park Cove                                                            Research, Inc. (financial newsletter
Germantown, Tennessee 38139                                                     publisher); owner of Freeburg
                                                                                Properties LLC, Freeburg Development
                                                                                LLC and Chicksaw Land & Investment
                                                                                Company
------------------------------------------------------------------------------------------------------------------------------------
William H. Vanover (age 56)             Since July 2000         Trustee         Investment Officer for Planning              2
838 Long Lake Road, Suite 100                                                   Alternatives, Ltd. (registered
Bloomfield Hills, Michigan 48302                                                investment adviser)
------------------------------------------------------------------------------------------------------------------------------------
Executive Officers:
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey (age 46)               Since July 2000      Vice President     Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                                  Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC; prior to March
                                                                                1999, President of Countrywide Fund
                                                                                Services, Inc. (mutual fund services
                                                                                company)
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger (age 41)                  Since July 2000        Treasurer        Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                                  Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC; prior to March
                                                                                1999, First Vice President of
                                                                                Countrywide Fund Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
John F. Splain (age 47)                 Since July 2000        Secretary        Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                                  Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC; prior to March
                                                                                1999, First Vice President and
                                                                                Secretary of Countrywide Fund
                                                                                Services, Inc. and affiliated
                                                                                companies
------------------------------------------------------------------------------------------------------------------------------------


     * John P. Hussman, Ph.D., as an affiliated person of Hussman Econometrics Advisors, Inc. (the "Adviser"), is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Lee R. Baker might also be considered an "interested person" of the Trust as a result of his former client relationship to the Adviser.

     **   None of the Trustees are directors of public companies.

     BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for identifying and nominating qualified individuals to serve as Trustees. The Trustees have also established an Audit Committee, the principal functions of which are: the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Anderson, Freeburg and Vanover are the members of the Nominating Committee and the Audit Committee. The Audit Committee held two meetings during the fiscal year ended June 30, 2003. The Nominating Committee did not meet during such fiscal year. The Nominating Committee does not consider nominees recommended by shareholders of the Fund.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2002.

--------------------------------------------------------------------------------
                                                             Aggregate Dollar
                                Dollar Range of           Range of Shares of All
Name of Trustee               Fund Shares Owned           Funds in Fund Complex
                                  by Trustee               Overseen by Trustee
================================================================================


John P. Hussman, Ph.D.          Over $100,000                  Over $100,000
--------------------------------------------------------------------------------
Lee R. Baker                    Over $100,000                  Over $100,000
--------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------
David C. Anderson               Over $100,000                  Over $100,000
--------------------------------------------------------------------------------
Nelson F. Freeburg, Jr.       $10,001--$50,000               $10,001--$50,000
--------------------------------------------------------------------------------
William H. Vanover            $10,001--$50,000               $10,001--$50,000
--------------------------------------------------------------------------------


     As of September 18, 2003, the Trustees and officers of the Trust as a group owned of record or beneficially 3.1% of the outstanding shares of the Fund.

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an affiliated person of the Adviser or the Distributor receives from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,000 for attendance at each meeting of the Board of Trustees (except that such fee is $2,000 with respect to the annual meeting), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended June 30, 2003 to each of the Trustees:

--------------------------------------------------------------------------------
                                                                      Total
                        Aggregate     Pension or    Estimated      Compensation
                       Compensation   Retirement      Annual         Paid for
                         Paid for      Benefits    Benefits Upon    Service to
                         Service       Accrued      Retirement     the Fund and
Trustee                to the Fund                                 Fund Complex
================================================================================
John P. Hussman, Ph.D.    None          None           None            None
--------------------------------------------------------------------------------
David C. Anderson        $6,125         None           None          $10,000
--------------------------------------------------------------------------------
Lee R. Baker             $5,125         None           None           $9,000
--------------------------------------------------------------------------------
Nelson F. Freeburg, Jr   $6,125         None           None          $10,000
--------------------------------------------------------------------------------
William H. Vanover       $6,125         None           None          $10,000
--------------------------------------------------------------------------------


                               INVESTMENT ADVISER


     Hussman Econometrics Advisors, Inc. (the "Adviser"), 3525 Ellicott Mills Drive, Ellicott City, Maryland 21043, serves as investment adviser to the Fund under an investment advisory agreement dated as of July 20, 2000 (the "Advisory Agreement"). The Adviser, founded in October 1992, is a registered investment adviser that manages more than $600 million in assets as of September 30, 2003. Subject to the Fund's investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund's portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund's investment program.


     For these services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the first $250 million of average daily net assets of the Fund, 1.15% of the next $250 million of such assets, 1.05% of the next $500 million of such assets, and 0.95% of such assets over $1 billion.


     Prior to January 1, 2003, the Adviser contractually agreed to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses did not exceed an amount equal to 2% annually of its average net assets. Any fee waivers or expense reimbursements by the Adviser, either before or after January 1, 2003, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

     During the fiscal year ended June 30, 2003, the fees payable to the Adviser as calculated under the Advisory Agreement were $4,936,844. During the fiscal year ended June 30, 2002, the fees payable to the Adviser as calculated under the Advisory Agreement were $797,310; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser waived $29,363 of its fees with respect to such fiscal year. During the fiscal period ended June 30, 2001 the fees payable to the Adviser as calculated under the Advisory Agreement were $163,612; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser waived $48,075 of its fees with respect to such fiscal period. Pursuant to the Expense Limitation Agreement, for the fiscal years ended June 30, 2003 and 2002, the Adviser received $19,954 and $112,484, respectively, in recouped fees and expense reimbursements. As of the date of this Statement of Additional Information, the Adviser has recouped from the Fund all previous fee waivers and expense reimbursements.


     Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2003, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons (as defined in the 1940 Act) of any of these parties, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.


     The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, last approved the Advisory Agreement at a meeting of the Board of Trustees held on June 3, 2003. In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser, the reasonableness of the fees charged for those services, and whether the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser over the course of the preceding year. Both current and longer-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.


     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund and its shareholders to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.


                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

     While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

     Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.


     During the fiscal periods ended June 30, 2003, 2002 and 2001, the Fund paid brokerage commissions of $2,147,166, $614,611 and $45,989, respectively. The primary reason for the substantial increases in the amount of brokerage commissions paid by the Fund during each of the two most recent fiscal years is a substantial increase in the size of the Fund.


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Fund;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

     -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations;

     --   provides   accounting   and   bookkeeping   services   (including  the
          maintenance of such accounts, books and records of the

          Fund as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder);and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.


     Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $17 per shareholder account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2003, Ultimus received fees of

$405,738 from the Fund in its capacity as Administrator, $71,899 in its capacity as Fund Accountant, and $115,079 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2002, Ultimus received fees of $87,417 from the Fund in its capacity as Administrator, $36,384 in its capacity as Fund Accountant, and $19,854 in its capacity as Transfer Agent. During the fiscal period ended June 30, 2001, Ultimus received fees of $22,688 from the Fund in its capacity as Administrator, $27,196 in its capacity as Fund Accountant, and $16,875 in its capacity as Transfer Agent.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2004. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.


     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


CUSTODIAN

     US Bank,  N.A.,  425  Walnut  Street,  Cincinnati,  Ohio  45202,  serves as
Custodian to the Trust pursuant to a Custody Agreement. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

INDEPENDENT AUDITORS


The Trust has selected Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, to serve as independent auditors for the Trust and to audit the financial statements of the Trust for its fiscal year ending June 30, 2004.



TRUST COUNSEL

     The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Trustees who are not "interested persons" of the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.


PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.

PRINCIPAL SHAREHOLDERS

     The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of September 18, 2003.

                                                                       Type of
Name and Address                      Shares        % Ownership       Ownership
----------------                      ------        -----------       ---------

Charles Schwab & Co., Inc.          16,513,648         41.0%           Record
101 Montgomery Street
San Francisco, CA 94104

National Investor Services Corp.     2,681,153          6.7%           Record
55 Water Street, 32nd Floor
New York, NY 10041


                           ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. The Fund had net realized capital losses of $15,718,216 during the period November 1, 2002 through June 30, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending June 30, 2004. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.


     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during the 120-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.


     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION


     From time to time performance information for the Fund showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.


     Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The table below shows the Fund's average annual total returns for periods ended June 30, 2003:

                                                                Since Inception
                                              One Year          (July 24, 2000)
                                              --------          ---------------
Return Before Taxes                            11.25%               18.83%
Return After Taxes on Distributions             9.05%               16.34%
Return After Taxes on Distributions
     and Sale of Fund Shares                    7.63%               14.73%

OTHER QUOTATIONS OF TOTAL RETURN

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period since inception (July 24, 2000) to June 30, 2003 is 65.90%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

     Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the annual report of the Fund dated June 30, 2003.

                                   APPENDIX A

                          HUSSMAN INVESTMENT TRUST AND
               HUSSMAN ECONOMETRICS ADVISORS, INC. (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

As part of their fiduciary responsibilities, Hussman Investment Trust (the "Trust") and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders' investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser's proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

ELECTION OF BOARDS OF DIRECTORS

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees - particularly audit committees - should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

EQUITY-BASED COMPENSATION PLANS

The Adviser strongly favors incentive compensation plans based on increases in "economic value added" (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see "How and why stock options should be expensed from corporate earnings" on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e. availability of stock purchase by employees at a fixed discount to market value). Though the Advisor sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE AND SOCIAL POLICY ISSUES

The decision to purchase a given security includes an evaluation of the company's industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

PROXY VOTING PROCESS

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

                                 [LOGO] HUSSMAN
                             STRATEGIC GROWTH FUND


                                  A SERIES OF
                            HUSSMAN INVESTMENT TRUST

                                 ANNUAL REPORT
                                 JUNE 30, 2003


                                [GRAPHIC OMITTED]

                                 [LOGO] HUSSMAN
                             STRATEGIC GROWTH FUND

                    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Growth Fund
                                 versus the Standard & Poor's 500 Index and the Russell 2000 Index(a)

          HUSSMAN STRATEGIC GROWTH FUND                            S&P 500 INDEX                          Russell 2000 Index
          -----------------------------                            -------------                          ------------------
     7/24/2000                      10,000           7/24/2000                   10,000          7/24/2000                    10,000
     7/31/2000        0.00%         10,000           7/31/2000      -2.27%        9,773          7/31/2000      -2.64%         9,736
     8/31/2000        0.30%         10,030           8/31/2000       6.21%       10,380          8/31/2000       7.63%        10,479
     9/30/2000        3.19%         10,350           9/30/2000      -5.28%        9,832          9/30/2000      -2.94%        10,171
    10/31/2000       -3.00%         10,040          10/31/2000      -0.42%        9,790         10/31/2000      -4.46%         9,717
    11/30/2000        7.97%         10,840          11/30/2000      -7.88%        9,018         11/30/2000     -10.27%         8,719
    12/31/2000        7.38%         11,640          12/31/2000       0.49%        9,063         12/31/2000       8.59%         9,468
     1/31/2001       -3.18%         11,270           1/31/2001       3.55%        9,384          1/31/2001       5.21%         9,961
     2/28/2001        6.74%         12,030           2/28/2001      -9.12%        8,528          2/28/2001      -6.56%         9,307
     3/31/2001        3.33%         12,430           3/31/2001      -6.34%        7,988          3/31/2001      -4.89%         8,852
     4/30/2001       -1.93%         12,190           4/30/2001       7.77%        8,609          4/30/2001       7.82%         9,545
     5/31/2001        1.23%         12,340           5/31/2001       0.67%        8,667          5/31/2001       2.46%         9,779
     6/30/2001       -1.13%         12,200           6/30/2001      -2.43%        8,456          6/30/2001       3.45%        10,117
     7/31/2001        2.21%         12,470           7/31/2001      -0.98%        8,372          7/31/2001      -5.41%         9,569
     8/31/2001        2.41%         12,770           8/31/2001      -6.26%        7,848          8/31/2001      -3.23%         9,260
     9/30/2001       -1.02%         12,640           9/30/2001      -8.08%        7,215          9/30/2001     -13.46%         8,014
    10/31/2001        1.00%         12,767          10/31/2001       1.91%        7,352         10/31/2001       5.85%         8,483
    11/30/2001        3.68%         13,236          11/30/2001       7.67%        7,916         11/30/2001       7.74%         9,139
    12/31/2001        0.84%         13,348          12/31/2001       0.88%        7,985         12/31/2001       6.17%         9,703
     1/31/2002        3.69%         13,840           1/31/2002      -1.46%        7,869          1/31/2002      -1.04%         9,602
     2/28/2002        0.89%         13,963           2/28/2002      -1.93%        7,717          2/28/2002      -2.74%         9,339
     3/31/2002        3.68%         14,477           3/31/2002       3.76%        8,008          3/31/2002       8.04%        10,090
     4/30/2002        2.39%         14,823           4/30/2002      -6.06%        7,522          4/30/2002       0.91%        10,182
     5/31/2002        2.49%         15,192           5/31/2002      -0.74%        7,467          5/31/2002      -4.44%         9,730
     6/30/2002       -1.84%         14,913           6/30/2002      -7.12%        6,935          6/30/2002      -4.96%         9,247
     1/31/2003       -0.47%         15,148           1/31/2003      -2.62%        6,058          1/31/2003      -2.77%         7,502
     2/28/2003       -1.43%         14,931           2/28/2003      -1.50%        5,967          2/28/2003      -3.02%         7,276
     3/31/2003       -0.08%         14,919           3/31/2003       0.97%        6,025          3/31/2003       1.29%         7,369
     4/30/2003        1.77%         15,184           4/30/2003       8.24%        6,521          4/30/2003       9.48%         8,068
     5/31/2003        7.60%         16,338           5/31/2003       5.27%        6,864          5/31/2003      10.73%         8,934
     6/30/2003        1.55%         16,590           6/30/2003       1.28%        6,952          6/30/2003       1.81%         9,096



                  ============================================
                          Hussman Strategic Growth Fund
                         Average Annual Total Returns(b)
                        (for periods ended June 30, 2003)

                         1 Year        Since Inception(c)
                         ------        ------------------
                         11.25%              18.83%
                  ============================================

Past performance is not predictive of future performance.

a) The Hussman Strategic Growth Fund is a diversified U.S. equity growth fund which places no limitations on the market capitalizations of the companies it invests in. Because the S&P 500 Index is perhaps the most widely recognized index of U.S. common stock prices, as well as a widely used benchmark for growth-oriented investors, it is believed to be the more appropriate broad-based securities market index against which to compare the Fund's performance. The performance of the Russell 2000 Index, widely viewed as a small capitalization benchmark, is presented for comparative purposes only. The Fund may invest in securities that are not included in the S&P 500 Index or the Russell 2000 Index. The Fund may vary its exposure to market fluctuations, depending on market conditions. As a result, Fund returns may differ from the performance of major stock market indices, particularly over the short-term.

(b) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Annualized. Initial public offering of shares was July 24, 2000.

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                           AUGUST 11, 2003
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

     Hussman Strategic Growth Fund continued to perform as intended during the past year, gaining value with substantially less volatility than the overall market.

     FOR THE YEAR ENDED JUNE 30, 2003, THE FUND EARNED A TOTAL RETURN OF +11.25%, VERSUS A GAIN OF +0.25% IN THE S&P 500 INDEX AND A LOSS OF -1.64% IN THE RUSSELL 2000 INDEX. The Fund achieved its return while defending capital against a great deal of unrewarding stock market risk. The deepest pullback in the Fund, measured from peak-to-trough, amounted to less than -7% during the past year. This compares with peak-to-trough pullbacks deeper than -21% for the S&P 500 Index and -28% for the Russell 2000 Index during the same period.

     Given the Fund's emphasis on long-term capital appreciation, a single year is a very limited period over which to measure or evaluate returns. FROM COMMENCEMENT OF THE FUND'S OPERATIONS ON JULY 24, 2000 THROUGH JUNE 30, 2003, THE FUND'S TOTAL RETURN WAS +65.90% (+18.83% ANNUALIZED). IN CONTRAST, THE TOTAL RETURN OF THE S&P 500 WAS -30.48% (-11.65% ANNUALIZED) AND OF THE RUSSELL 2000 WAS -9.04% (-3.18% ANNUALIZED).

     Over the past year and since its inception, the Fund has benefited from the flexibility afforded by its investment approach. Yet equally important to the Fund are the constraints imposed by its investment restrictions. Certain of these restrictions seek to limit the potential impact of adverse market movements, regardless of our investment position. For example, the Fund's use of "leverage" is limited to holding a small percentage of its assets in call options. Even if the market declines when the Fund is in its most aggressive stance, the additional losses resulting from these options would not exceed their purchase price. Similarly, the Fund is restricted from taking net short positions. This restriction reduces the potential for losses that might otherwise result from a market advance occurring when the Fund is in a defensive position.

     CONSISTENT WITH THIS DESIGN, THE FUND HAS ACHIEVED SIGNIFICANTLY POSITIVE AVERAGE RETURNS BOTH IN MONTHS WHEN THE MARKET HAS ADVANCED, AND IN MONTHS WHEN THE MARKET HAS DECLINED. Since the Fund's inception, the S&P 500 has experienced 16 advancing months and 19 declining months. During those advancing months, the Fund earned an average annualized return of +17.25%. During the declining months, the Fund earned an average annualized return of +21.47%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

     In our view, the appropriate gauge of success in our approach is not whether the Fund participates in a particular market movement, but whether the Fund earns an attractive long-term return, relative to the risks we take. The target is not only absolute return, but also risk-adjusted return. On both counts, the Fund has performed as intended since its inception.

     Despite the historic investment returns the Fund has produced, shareholders should keep in mind that the Fund does take risk. The Fund can and will experience periods of negative returns, even when it is hedged against overall market fluctuations. Also, the investment returns of the Fund will exhibit greater volatility during periods that the Fund takes a more aggressive investment posture. During very favorable market climates when both valuations and market action are favorable, the Fund will generally not hedge at all, and our exposure to market fluctuations may be larger than the Fund has experienced to-date.

     THE FUND IS INTENDED FOR INVESTORS WHO CAN TOLERATE BOTH THE RISK OF LOSS AND THE RISK THAT THE FUND MAY NOT ALWAYS TRACK THE OVERALL DIRECTION OF THE MARKET. The willingness to accept these risks is essential to our objective of long-term capital appreciation, with added emphasis on defending capital during unfavorable market conditions.

PERFORMANCE DRIVERS

     The return of any stock can be broken into three parts: (1) the portion of return driven by qualities specific to that stock (valuation, management, products, financial strength, trading activity, and so on); (2) the portion of return driven by general market fluctuations; and (3) random fluctuations.

     The Fund typically invests over 90% of its net assets in stocks that appear attractive on the basis of their specific qualities. Based on our assessment of market conditions, we can decide whether to accept the impact of market fluctuations on these stocks, or whether to hedge the portfolio in an attempt to remove that impact. Finally, we can manage the risk of random fluctuations in our individual holdings through broad diversification. We can also use those fluctuations as opportunities, by purchasing candidates we view as attractive on short-term weakness, and selling holdings we view less favorably on short-term strength. Our investment approach seeks to take risk in a selective and disciplined way. Of course, there is no assurance that our investment or hedging decisions will be successful.

     For the bulk of the period prior to March 2003, the Fund hedged most or all of the market risk of its stock portfolio, typically by taking an offsetting short sale of

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

similar size, using the Russell 2000 and S&P 100 indices. The appropriateness of hedging using these indices is reflected in the relatively low volatility experienced by the Fund throughout that period. These hedges helped to reduce the impact of a volatile market on the net asset value of the Fund.

     During March 2003, we began purchasing call options to reduce the extent of our hedging, based on evidence that general market conditions were improving. In April, we removed a large portion of the Fund's hedges in response to a well-defined improvement in our measures of market action (what we call "trend uniformity"). This improvement in market action did not indicate that stocks were a better investment value, but rather that investors had generally adopted an increased preference to take risk.

     During the past year, the Fund benefited from the opportunity to purchase many individual stocks at what we viewed as attractive values. Beginning in the third quarter of 2002, the Fund increased its holdings in technology stocks, as well as medical and pharmaceutical stocks that appeared to be trading at depressed values. The Fund also generally benefited from its existing holdings of consumer stocks. In all of these industries, however, the market has exhibited great selectivity, punishing the shares of companies which deliver even modest disappointments. We manage this risk by maintaining a wide degree of diversification in the investments of the Fund.

     Reflecting this diversification, the largest gainers in the Fund represented a wide range of industries. These stocks included PacifiCare Health, Synopsys, Amazon, Outback Steakhouse, Petroleo Brasileiro, Newmont Mining, Lexmark, Mohawk Industries, Best Buy, and United Technologies. The largest losses in the Fund included York International, Cigna, Eastman Kodak, Jones Apparel, Sabre Holdings, Agnico Eagle Mines, Coors, Home Depot, and Kimberly Clark.

     Fund expenses represented 1.45% of average daily net assets, at an annual rate, during the fiscal year ended June 30, 2003. On August 11, 2003, the expense ratio of the Fund was reduced to 1.40%, as a result of fee breakpoints and other economies. The expense ratio of the Fund is affected by a number of factors, including the total amount of net assets of the Fund, and may increase or decrease over time.

     In the past year, the Fund has paid brokerage  commissions of approximately
2.5 cents per share for equities, and $2.50 for options. On July 30, 2003, the Fund negotiated reductions to 2.0 cents per share for equities and $2.00 per option, applying to a large portion of the Fund's trading. We believe that the Fund has the capacity to accommodate a significant amount of asset growth without impacting our

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

ability to execute our strategy. As the Fund continues to grow, we intend to pursue further reductions in the commission rates paid by the Fund to the benefit of shareholders. The Fund does not have a 12 b-1 marketing fee, and does not have trailing fee or soft-dollar arrangements with any brokerage.

PORTFOLIO INSIGHT

     The Portfolio of Investments section of this report provides a detailed view of our fiscal year-end investment stance. AS OF JUNE 30, 2003, THE FUND HAD NET ASSETS OF $511,927,774. THE PORTFOLIO OF THE FUND WAS DIVERSIFIED ACROSS 171 STOCKS IN A WIDE VARIETY OF INDUSTRIES. TYPICALLY, A LARGE HOLDING IN THE FUND REPRESENTS ABOUT 2% OF THE PORTFOLIO, WHILE TYPICAL HOLDINGS REPRESENT BETWEEN 0.5% AND 1% OF THE PORTFOLIO. THE TOTAL VALUE OF COMMON STOCKS HELD BY THE FUND WAS $488,261,058, REPRESENTING 95.38% OF NET ASSETS.

     The Fund also held $9,202,500 in call and put options, representing 1.80% of net assets, in response to the opportunities and risks presented by option prices and market conditions at that date. Though substantial shifts in the market climate have historically occurred less than twice a year, the exact investment positions of the Fund - particularly in regard to hedge positions - can respond from day-to-day and week-to-week based on the quality of market action we observe. Thus, certain of the investments of the Fund shown in this report may no longer be held by the Fund, or may be sold at any time.

     Finally, the Fund held $28,530,364 in cash and money market instruments. This cash position also varies in the day-to-day operation of the Fund, as a result of the purchase and sale of securities, as well as shareholder activity.

CURRENT OUTLOOK

     THE U.S. ECONOMY HAS EXHIBITED A MODEST STRENGTHENING IN RECENT MONTHS. Based on available data, it is difficult to characterize conditions with much enthusiasm. The potential for economic strength in the second half of 2003 is suggested by the generally favorable action of stocks and corporate bonds, as well as improvement in important survey data such as the Purchasing Manager's Index. Against these favorable short-term indications, the U.S. continues to deepen its current account deficit, as well as the Federal budget deficit.

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

     AS WE'VE NOTED PREVIOUSLY, ROBUST ECONOMIC RECOVERIES HAVE ALWAYS BEGUN WITH A SURPLUS IN CURRENT ACCOUNT. A current account surplus indicates that U.S. domestic savings are not only sufficient to finance investment at home, but are so plentiful that they can be invested abroad. In such an environment, the U.S. typically has a substantial ability to finance a boom in new investment, auto sales, and housing. In the current environment, none of these areas is likely to enjoy the powerful rebound that has historically fueled rapid economic recoveries.

     So there is some potential for near-term strength in the U.S. economy, and sufficiently favorable market action to accept a moderate amount of market risk. However, the longer-term fundamental underpinnings of the U.S. economy and stock market do not appear nearly as favorable. This means that favorable near-term prospects must be accompanied by constant vigilance, particularly for subtle breakdowns in market action. Those subtle breakdowns are frequently an indication that investors are becoming more selective, and more reluctant to accept risk. In an overvalued market, changes in the willingness of investors to take risk can have very important consequences.

     LONGER TERM, THE S&P 500 REMAINS PRICED TO DELIVER TOTAL RETURNS IN THE RANGE OF 2-4% ANNUALIZED OVER THE COMING DECADE. These figures assume that earnings will recover all of their lost ground, and will continue to grow along the peak of their long-term earnings growth channel over time. S&P 500 earnings have historically grown at just 6% annually from peak-to-peak, closely matching the long-term growth of nominal GDP. Second, these long-term return calculations assume that the price-earnings ratio on the S&P 500 will not decline below its historical norms even a decade from now. In our view, these assumptions lean toward optimism rather than pessimism.

     Even on the assumption that presently high valuations will be maintained into the infinite future, we estimate that the S&P 500 would deliver a long-term total return of approximately 7.5% annually from current levels. In our view, valuation models which assert that stocks are currently fairly valued or undervalued require: (1) earnings growth estimates that are inconsistent with history; (2) projections of future stock valuations that are inconsistent with history; or (3) the assumption that remarkably low long-term stock returns are actually acceptable to investors, and will continue to be acceptable into the indefinite future. Mathematically, there are no other possibilities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

     STILL, VALUATION IS ONLY AN INDICATION OF VERY LONG-TERM INVESTMENT MERIT. NEITHER ECONOMIC FUNDAMENTALS NOR VALUATIONS ARE LIKELY TO PREVENT THE MARKET FROM ENJOYING STRONG AND EVEN SUSTAINED ADVANCES FROM TIME TO TIME. OUR MEASURES OF TREND UNIFORMITY ARE INTENDED TO IDENTIFY SUCH PERIODS OF SPECULATIVE MERIT, SO THE FUND MAY ACCEPT AN EXPOSURE TO MARKET RISK EVEN WHEN LONG-TERM INVESTMENT MERIT IS LACKING.

     As always, I have no particular forecast for the market over the coming year. Our approach simply does not rely on forecasts. Instead, we align the Fund with the prevailing Market Climate that we identify at any given time, based on specific, well-defined measures of valuation and market action. When the evidence shifts, our investment posture will shift as well. As of June 30, 2003, this posture remained relatively favorable toward the stock market, though not aggressive.

I appreciate your investment in the Fund.

Best wishes,

John P. Hussman, Ph.D.

Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website www.hussmanfunds.com

The performance data quoted for the Fund represents past performance and the investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

HUSSMAN STRAGEGIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

ASSETS
     Investments in securities:
          At acquisition cost ...............................    $  463,070,874
                                                                 ==============
          At value (Note 1) .................................    $  497,463,558
     Investments in money market funds ......................        28,030,364
     Cash ...................................................           500,000
     Dividends receivable ...................................           479,784
     Receivable for investment securities sold ..............        12,417,202
     Receivable for capital shares sold .....................         1,149,157
     Other assets ...........................................            33,783
                                                                 --------------
          Total Assets ......................................       540,073,848
                                                                 --------------
LIABILITIES
     Payable for investment securities purchased ............        25,785,783
     Payable for capital shares redeemed ....................         1,715,959
     Accrued investment advisory fees (Note 3) ..............           491,371
     Payable to administrator (Note 3) ......................            53,500
     Other accrued expenses .................................            99,461
                                                                 --------------
          Total Liabilities .................................        28,146,074
                                                                 --------------
NET ASSETS ..................................................    $  511,927,774
                                                                 ==============

Net assets consist of:
     Paid-in capital ........................................    $  493,135,773
     Accumulated net realized losses from security
       transactions and option contracts ....................       (15,600,683)
     Net unrealized appreciation on investments and options .        34,392,684
                                                                 --------------
NET ASSETS ..................................................    $  511,927,774
                                                                 ==============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ................        37,095,636
                                                                 ==============

Net asset value, redemption price and offering price
  price per share(a) (Note 1) ...............................    $        13.80
                                                                 ==============

(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRAGEGIC GROWTH FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends ...........................................    $    5,309,080
                                                              --------------

EXPENSES
     Investment advisory fees (Note 3) ...................         4,956,798(a)
     Administration fees (Note 3) ........................           405,738
     Custodian and bank service fees .....................           112,780
     Transfer agent, account maintenance and
       shareholder services fees (Note 3) ................           115,079
     Registration and filing fees ........................            79,501
     Professional fees ...................................            75,790
     Fund accounting fees (Note 3) .......................            71,899
     Postage and supplies ................................            45,205
     Trustees' fees and expenses .........................            25,313
     Printing of shareholder reports .....................            17,818
     Insurance expense ...................................            16,547
     Other expenses ......................................            11,916
                                                              --------------
          Total Expenses .................................         5,934,384
                                                              --------------

NET INVESTMENT INCOME (LOSS) .............................          (625,304)
                                                              --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS AND OPTION CONTRACTS
     Net realized losses from security transactions ......        (3,058,255)
     Net realized gains on option contracts ..............         8,507,314
     Net change in unrealized appreciation/
       depreciation on investments .......................        45,889,879
     Net change in unrealized appreciation/depreciation
       on option contracts ...............................       (13,329,805)
                                                              --------------
NET REALIZED AND UNREALIZED GAINS
     ON INVESTMENTS AND OPTION CONTRACTS .................        38,009,133
                                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...............    $   37,383,829
                                                              ==============

(a) Includes previously waived/reimbursed investment advisory fees and expenses recouped by the Adviser (Note 3).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
HUSSMAN STRAGEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    YEAR               YEAR
                                                                   ENDED              ENDED
                                                                  JUNE 30,           JUNE 30,
                                                                    2003               2002
                                                               --------------     --------------
FROM OPERATIONS
     Net investment income (loss) .........................    $     (625,304)    $     (518,152)
     Net realized gains (losses) from:
          Security transactions ...........................        (3,058,255)        11,298,157
          Option contracts ................................         8,507,314            274,316
     Net change in unrealized appreciation/depreciation on:
          Investments .....................................        45,889,879        (13,383,070)
          Option contracts ................................       (13,329,805)        13,281,717
                                                               --------------     --------------
Net increase in net assets resulting from operations ......        37,383,829         10,952,968
                                                               --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
     From net realized gains ..............................       (29,772,121)        (2,903,835)
                                                               --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold ............................       535,925,193        154,777,165
     Net asset value of shares issued in reinvestment of
       distributions to shareholders ......................        27,707,111          2,787,520
     Proceeds from redemption fees collected (Note 1) .....         1,511,290            108,201
     Payments for shares redeemed .........................      (234,169,641)       (12,608,010)
                                                               --------------     --------------
Net increase in net assets from capital share transactions        330,973,953        145,064,876
                                                               --------------     --------------

TOTAL INCREASE IN NET ASSETS ..............................       338,585,661        153,114,009

NET ASSETS
     Beginning of year ....................................       173,342,113         20,228,104
                                                               --------------     --------------
     End of year ..........................................    $  511,927,774     $  173,342,113
                                                               ==============     ==============

CAPITAL SHARE ACTIVITY
     Sold .................................................        40,124,497         12,057,487
     Reinvested ...........................................         2,258,118            244,091
     Redeemed .............................................       (18,280,786)          (965,647)
                                                               --------------     --------------
     Net increase in shares outstanding ...................        24,101,829         11,335,931
     Shares outstanding at beginning of year ..............        12,993,807          1,657,876
                                                               --------------     --------------
     Shares outstanding at end of year ....................        37,095,636         12,993,807
                                                               ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------
             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------
                                                       YEAR            YEAR          PERIOD
                                                      ENDED           ENDED           ENDED
                                                     JUNE 30,        JUNE 30,        JUNE 30,
                                                       2003            2002           2001(a)
                                                    ----------      ----------      ----------
Net asset value at beginning of period .........    $    13.34      $    12.20      $    10.00
                                                    ----------      ----------      ----------

Income from investment operations:
     Net investment income (loss) ..............         (0.02)          (0.04)          (0.04)
     Net realized and unrealized gains on
       investments and options .................          1.36            2.52            2.23
                                                    ----------      ----------      ----------
Total from investment operations ...............          1.34            2.48            2.19
                                                    ----------      ----------      ----------

Distributions from net realized gains ..........         (0.93)          (1.35)             --
                                                    ----------      ----------      ----------

Proceeds from redemption fees collected (Note 1)          0.05            0.01            0.01
                                                    ----------      ----------      ----------

Net asset value at end of period ...............    $    13.80      $    13.34      $    12.20
                                                    ==========      ==========      ==========

Total return ...................................        11.25%          22.24%          22.00%(c)
                                                    ==========      ==========      ==========

Net assets at end of period (000's) ............    $  511,928      $  173,342      $   20,228
                                                    ==========      ==========      ==========

Ratio of net expenses to average net assets (b)          1.45%           1.99%           1.99%(d)

Ratio of net investment income (loss) to
     average net assets ........................        (0.15%)         (0.81%)         (0.53%)(d)

Portfolio turnover rate ........................          123%            199%             55%(d)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 2.36%(d) for the periods ended June 30, 2002 and 2001, respectively.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

    SHARES      COMMON STOCKS -- 95.38%                               VALUE
================================================================================
                AUTO COMPONENTS -- 0.42%
      40,000    ArvinMeritor, Inc. ..........................    $      807,200
      75,000    Dana Corp. ..................................           867,000
      47,800    Dura Automotive Systems, Inc. (a) ...........           452,188
                                                                 --------------
                                                                      2,126,388
                                                                 --------------
                BANKS -- 0.07%
       9,500    MAF Bancorp, Inc. ...........................           352,165
                                                                 --------------

                BEVERAGES -- 0.96%
     100,000    Adolph Coors Co. - Class B ..................         4,898,000
                                                                 --------------

                BIOTECHNOLOGY -- 2.50%
     267,800    Applera Corp. - Applied Biosystems Group ....         5,096,234
     113,600    Applied Molecular Evolution, Inc. (a) .......           486,208
      50,000    Biogen, Inc. (a) ............................         1,900,000
      50,000    Covance, Inc. (a) ...........................           905,000
      32,200    Dionex Corp. (a) ............................         1,279,950
      52,500    Flamel Technologies S.A. - ADR (a) ..........           707,175
      54,300    Invitrogen Corp. (a) ........................         2,083,491
     123,100    Nanogen, Inc. (a) ...........................           361,914
                                                                 --------------
                                                                     12,819,972
                                                                 --------------
                BUILDING PRODUCTS -- 1.22%
     267,900    York International Corp. ....................         6,268,860
                                                                 --------------

                CHEMICALS -- 1.61%
     100,000    Agrium, Inc. ................................         1,096,000
      20,400    Albany Molecular Research, Inc. (a) .........           308,040
      50,000    Cabot Microelectronics Corp. (a) ............         2,523,500
     139,100    Lubrizol Corp. (The) ........................         4,310,709
                                                                 --------------
                                                                      8,238,249
                                                                 --------------
                COMMERCIAL SERVICES AND SUPPLIES -- 0.89%
     100,000    Convergys Corp. (a) .........................         1,600,000
      40,000    Hon Industries, Inc. ........................         1,220,000
      15,000    Republic Services, Inc. (a) .................           340,050
      60,000    Sensient Technologies Corp. .................         1,379,400
                                                                 --------------
                                                                      4,539,450
                                                                 --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                COMMUNICATIONS EQUIPMENT-- 1.41%
     150,000    Adaptec, Inc. (a) ...........................    $    1,167,000
     100,000    Powerwave Technologies, Inc. (a) ............           627,000
     600,000    Tellabs, Inc. (a) ...........................         3,942,000
      50,000    Thermo Electron Corp. (a) ...................         1,051,000
      31,300    ViaSat, Inc. (a) ............................           448,842
                                                                 --------------
                                                                      7,235,842
                                                                 --------------
                COMPUTERS AND PERIPHERALS-- 3.71%
     155,000    Ambient Corp. (a) ...........................            38,750
     872,700    Gateway, Inc. (a) ...........................         3,185,355
     300,000    Hewlett-Packard Co. .........................         6,390,000
     100,000    Lexmark International, Inc. (a) .............         7,077,000
     500,000    Sun Microsystems, Inc. (a) ..................         2,300,000
                                                                 --------------
                                                                     18,991,105
                                                                 --------------
                CONSTRUCTION AND ENGINEERING-- 0.08%
      25,000    Dycom Industries, Inc. (a) ..................           407,500
                                                                 --------------

                CONSTRUCTION MATERIALS -- 0.02%
      24,700    Nanophase Technologies Corp. (a) ............           125,476
                                                                 --------------

                DIVERSIFIED FINANCIALS-- 0.79%
      50,000    Morgan Stanley ..............................         2,137,500
      50,000    T. Rowe Price Group, Inc. ...................         1,887,500
                                                                 --------------
                                                                      4,025,000
                                                                 --------------
                DIVERSIFIED TELECOMMUNCATION SERVICES-- 3.97%
      75,000    Alltel Corp. ................................         3,616,500
     100,000    Andrew Corp. (a) ............................           920,000
     100,000    BellSouth Corp. .............................         2,663,000
      50,000    Nokia Corp. - ADR ...........................           821,500
     200,000    SBC Communications, Inc. ....................         5,110,000
     500,000    Sprint Corporation - FON Group ..............         7,200,000
                                                                 --------------
                                                                     20,331,000
                                                                 --------------
                ELECTRICAL EQUIPMENT -- 1.27%
     325,000    American Power Conversion Corp. .............         5,066,750
      46,300    Energizer Holdings, Inc. (a) ................         1,453,820
                                                                 --------------
                                                                      6,520,570
                                                                 --------------
                ELECTRIC UTILITIES-- 0.34%
      40,000    Ameren Corp. ................................         1,764,000
                                                                 --------------

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                ELECTRONIC EQUIPMENT AND INSTRUMENTS-- 3.15%
      38,600    FEI Co. (a) .................................    $      724,136
     100,000    Flextronics International, Ltd. (a) .........         1,039,000
      75,000    Koninklijke (Royal) Philips Electronics N.V .         1,433,250
     100,000    Mentor Graphics Corp. (a) ...................         1,448,000
      50,000    Proton Energy Systems, Inc. (a) .............           107,000
     100,000    RSA Security, Inc. (a) ......................         1,075,000
     300,000    Sanmina-SCI Corp. (a) .......................         1,893,000
      67,500    SI Diamond Technology, Inc. (a) .............            54,675
     200,000    STMicroelectronics N.V ......................         4,158,000
      50,000    Varian, Inc. (a) ............................         1,733,500
     100,000    Vishay Intertechnology, Inc. (a) ............         1,320,000
      38,200    Waters Corp. (a) ............................         1,112,766
                                                                 --------------
                                                                     16,098,327
                                                                 --------------
                ENERGY EQUIPMENT AND SERVICES-- 0.05%
      25,700    Micrel, Inc. (a) ............................           267,023
                                                                 --------------

                FOOD AND DRUG RETAIL -- 1.08%
      75,000    Albertson's, Inc. ...........................         1,440,000
      87,400    Ruddick Corp. ...............................         1,373,928
      50,000    SUPERVALU, Inc. .............................         1,066,000
     135,200    Winn-Dixie Stores, Inc. .....................         1,664,312
                                                                 --------------
                                                                      5,544,240
                                                                 --------------
                FOOD PRODUCTS -- 0.38%
      75,000    Fresh Del Monte Produce, Inc. ...............         1,926,750
                                                                 --------------

                GAS UTILITIES -- 0.56%
     100,000    Sempra Energy ...............................         2,853,000
                                                                 --------------

                HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.73%
      20,000    Advanced Neuromodulation Systems, Inc. (a) ..         1,035,400
       7,100    Baush & Lomb, Inc. ..........................           266,250
      25,000    CTI Molecular Imaging, Inc. (a) .............           472,750
      50,000    Guidant Corp. ...............................         2,219,500
      50,000    IDEXX Laboratories, Inc. (a) ................         1,684,000
     105,700    Mentor Corp. ................................         2,048,466
     142,000    Orthodontic Centers of America, Inc. (a) ....         1,137,420
                                                                 --------------
                                                                      8,863,786
                                                                 --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                HEALTH CARE PROVIDERS AND SERVICES-- 5.56%
      50,000    DaVita, Inc. (a) ............................    $    1,339,000
      75,000    HCA, Inc. ...................................         2,403,000
      75,000    Oxford Health Plans, Inc. (a) ...............         3,152,250
     175,000    PacifiCare Health Systems, Inc. (a) .........         8,632,750
      18,900    Pediatrix Medical Group, Inc. (a) ...........           673,785
     554,800    Quintiles Transnational Corp. (a) ...........         7,872,612
     125,000    Renal Care Group, Inc. (a) ..................         4,401,250
                                                                 --------------
                                                                     28,474,647
                                                                 --------------
                HOTELS, RESTAURANTS AND LEISURE -- 3.48%
      50,000    Applebee's International, Inc. ..............         1,571,500
      70,900    Lone Star Steakhouse and Saloon, Inc. .......         1,543,493
     247,500    Outback Steakhouse, Inc. ....................         9,652,500
      25,000    Papa John's International, Inc. (a) .........           701,250
     150,000    Wendy's International, Inc. .................         4,345,500
                                                                 --------------
                                                                     17,814,243
                                                                 --------------
                HOUSEHOLD DURABLES -- 5.64%
     150,000    American Greetings Corp. - Class A (a) ......         2,946,000
     100,000    Clayton Homes, Inc. .........................         1,255,000
     136,600    Furniture Brands International, Inc. (a) ....         3,565,260
     325,000    Linens 'n Things, Inc. (a) ..................         7,673,250
     100,000    Newell Rubbermaid, Inc. .....................         2,800,000
     344,000    Sherwin-Williams Co. (The) ..................         9,246,720
      25,000    Stanley Works (The) .........................           690,000
      50,000    Tupperware Corp. ............................           718,000
                                                                 --------------
                                                                     28,894,230
                                                                 --------------
                HOUSEHOLD PRODUCTS-- 0.27%
      49,900    Blyth, Inc. .................................         1,357,280
                                                                 --------------

                INDUSTRIAL CONGLOMERATES -- 0.94%
     100,000    Flowserve Corp. (a) .........................         1,967,000
     100,000    General Electric Co. ........................         2,868,000
                                                                 --------------
                                                                      4,835,000
                                                                 --------------
                INFORMATION TECHNOLOGY CONSULTING AND SERVICES-- 2.86%
     100,000    Macrovision Corp. (a) .......................         1,992,000
     200,000    Synopsys, Inc. (a) ..........................        12,370,000
      19,200    Syntel, Inc. (a) ............................           302,016
                                                                 --------------
                                                                     14,664,016
                                                                 --------------
                INSURANCE -- 0.17%
      85,488    Aegon N.V. - American Regular Shares ........           858,299
                                                                 --------------

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                INTERNET AND CATALOG RETAIL -- 0.89%
     125,000    Amazon.com, Inc. (a) ........................    $    4,561,250
                                                                 --------------

                INTERNET SOFTWARE AND SERVICES -- 2.04%
       1,800    Aladdin Knowledge Systems (a) ...............             6,824
     339,000    Check Point Software Technologies, Ltd. (a) .         6,627,450
      24,000    Internet Security Systems, Inc. (a) .........           347,760
     250,000    VeriSign, Inc. (a) ..........................         3,457,500
                                                                 --------------
                                                                     10,439,534
                                                                 --------------
                LEISURE EQUIPMENT AND PRODUCTS -- 4.27%
     445,000    Borders Group, Inc. (a) .....................         7,836,450
     300,000    Callaway Golf Co. ...........................         3,966,000
     350,000    Eastman Kodak Co. ...........................         9,572,500
      16,800    Fuji Photo Film Co., Ltd. - ADR .............           484,008
                                                                 --------------
                                                                     21,858,958
                                                                 --------------
                MEDIA -- 0.27%
      50,000    Sony Corp. - ADR ............................         1,400,000
                                                                 --------------

                METALS AND MINING -- 6.76%
     250,000    Agnico-Eagle Mines, Ltd. ....................         2,900,000
     600,000    Barrick Gold Corp. ..........................        10,740,000
     150,000    Freeport-McMoRan Copper and Gold, Inc. - Class B      3,675,000
     400,000    Newmont Mining Corp. ........................        12,984,000
     350,000    Placer Dome, Inc. ...........................         4,294,500
                                                                 --------------
                                                                     34,593,500
                                                                 --------------
                MULTILINE RETAIL -- 2.57%
     248,100    American Eagle Outfitters, Inc. (a) .........         4,495,572
     117,500    BJ's Wholesale Club, Inc. (a) ...............         1,769,550
      40,000    Catalina Marketing Corp. (a) ................           706,000
      43,600    Dillard's, Inc. .............................           587,292
     150,000    Dollar Tree Stores, Inc. (a) ................         4,759,500
      50,000    J.C. Penney Co., Inc. .......................           842,500
                                                                 --------------
                                                                     13,160,414
                                                                 --------------
                OIL AND GAS -- 3.31%
      50,000    Amerada Hess Corp. ..........................         2,459,000
      25,000    Burlington Resources, Inc. ..................         1,351,750
     100,000    Cabot Corp. .................................         2,870,000
      11,100    MKS Instruments, Inc. (a) ...................           200,577
      50,000    Newfield Exploration Co. (a) ................         1,877,500
      25,000    Petro-Canada ................................           998,750
     364,100    Petroleo Brasileiro S.A. - ADR ..............         7,194,616
                                                                 --------------
                                                                     16,952,193
                                                                 --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                PAPER AND FOREST PRODUCTS -- 1.08%
     113,100    Minerals Technologies, Inc. .................    $    5,503,446
                                                                 --------------

                PERSONAL PRODUCTS -- 0.39%
     100,000    Ocular Sciences, Inc. (a) ...................         1,985,000
                                                                 --------------

                PHARMACEUTICALS -- 6.61%
     565,800    Altair Nanotechnologies, Inc. (a) ...........           594,090
      50,000    Biovail Corp. (a) ...........................         2,353,000
     100,000    Elan Corp. PLC - ADR (a) ....................           564,000
     400,000    King Pharmaceuticals, Inc. (a) ..............         5,904,000
     250,000    Merck & Co., Inc. ...........................        15,137,500
      50,000    Mylan Laboratories, Inc. ....................         1,738,500
     151,000    Pharmaceutical Product Development, Inc. (a)          4,338,230
     139,600    Pharmacopeia, Inc. (a) ......................         1,151,700
      25,000    Schering-Plough Corp. .......................           465,000
      40,000    Watson Pharmaceuticals, Inc. (a) ............         1,614,800
                                                                 --------------
                                                                     33,860,820
                                                                 --------------
                REAL ESTATE -- 0.49%
      75,000    Standard Pacific Corp. ......................         2,487,000
                                                                 --------------

                ROAD AND RAIL -- 0.42%
      50,000    Teekay Shipping Corp. .......................         2,145,000
                                                                 --------------

                SEMICONDUCTOR EQUIPMENT AND PRODUCTS-- 4.07%
     375,000    Intel Corp. .................................         7,794,000
      50,000    Nanometrics, Inc. (a) .......................           354,000
     750,000    Taiwan Semiconductor Manufacturing Co.,
                  Ltd. - ADR (a) ............................         7,560,000
     300,000    Veeco Instruments, Inc. (a) .................         5,109,000
                                                                 --------------
                                                                     20,817,000
                                                                 --------------
                SOFTWARE -- 3.04%
      75,000    Autodesk, Inc. ..............................         1,212,000
     200,000    Cadence Design Systems, Inc. (a) ............         2,412,000
     100,000    Cognizant Technology Solutions Corp. (a) ....         2,436,000
     150,000    Microsoft Corp. .............................         3,841,500
     144,900    Novell, Inc. (a) ............................           446,292
     150,000    NVIDIA Corp. (a) ............................         3,451,500
     100,000    PeopleSoft, Inc. (a) ........................         1,759,000
                                                                 --------------
                                                                     15,558,292
                                                                 --------------

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       COMMON STOCKS -- 95.38% (Continued)                   VALUE
================================================================================

                SPECIALTY RETAIL -- 6.52%
     250,000    Abercrombie & Fitch Co. - Class A (a) .......    $    7,102,500
     200,000    Barnes & Noble, Inc. (a) ....................         4,610,000
     125,000    Children's Place Retail Stores, Inc. (The) (a)        2,482,500
     275,000    Circuit City Stores, Inc. ...................         2,420,000
     225,000    Gap, Inc. (The) .............................         4,221,000
      75,000    Home Depot, Inc. (The) ......................         2,484,000
     275,000    Limited Brands ..............................         4,262,500
      80,000    Men's Warehouse, Inc. (The) (a) .............         1,748,000
      70,300    Office Depot, Inc. (a) ......................         1,020,053
     250,000    Toys "R" Us, Inc. (a) .......................         3,030,000
                                                                 --------------
                                                                     33,380,553
                                                                 --------------
                TEXTILES & APPAREL -- 6.66%
     300,000    Jones Apparel Group, Inc. (a) ...............         8,778,000
     216,800    Liz Claiborne, Inc. .........................         7,642,200
     167,600    Oakley, Inc. (a) ............................         1,972,652
     125,000    Reebok International Ltd. (a) ...............         4,203,750
     140,000    Stride Rite Corp. (The) .....................         1,380,400
     200,000    Tommy Hilfiger Corp. (a) ....................         1,848,000
     200,000    V.F. Corp. ..................................         6,810,000
      75,300    Wolverine World Wide, Inc. ..................         1,450,278
                                                                 --------------
                                                                     34,085,280
                                                                 --------------
                TOBACCO -- 0.36%
      40,000    Altria Group, Inc. ..........................         1,817,600
                                                                 --------------

                TRADING COMPANIES AND DISTRIBUTORS-- 0.50%
      80,000    Genuine Parts Co. ...........................         2,560,800
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $453,753,999) .....    $  488,261,058
                                                                 --------------

 CONTRACTS      OPTION CONRACTS -- 1.80%                              VALUE
================================================================================

                S&P 100 Index Option,
       2,250    Put, 08/16/03 at $490 .......................    $    3,037,500
       4,500    Call, 09/20/03 at $500 ......................         6,165,000
                                                                 --------------

                TOTAL OPTION CONTRACTS (Cost $9,316,875)             $ 9,202,500
                                                                 --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

   SHARES       MONEY MARKETS -- 5.47%                                VALUE
================================================================================

  28,030,364    First American Treasury Obligation Fund -
                  Class S (Cost $28,030,364) ................    $   28,030,364
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE -- 102.65%
                  (Cost $491,101,238) .......................    $  525,493,922

                LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.65%)     (13,566,148)
                                                                 --------------

                NET ASSETS-- 100.00% ........................    $  511,927,774
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Hussman Strategic Growth Fund (the "Fund") is a series of Hussman Investment Trust (the "Trust"), an open-end management investment company. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, the Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc., (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000.

     The  Fund's   investment   objective  is  to  provide   long-term   capital
appreciation, with added emphasis on capital preservation during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION -- The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the mean of the closing bid and asked prices.

     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2003, all options held by the Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

     In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

     OPTION TRANSACTIONS -- The Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     SHARE VALUATION AND REDEMPTION FEES -- The net asset value of the Fund's shares is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. To calculate net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. During the years ended June 30, 2003 and 2002, the Fund received redemption fees of $1,511,290 and $108,201, respectively.

     INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which

--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions and losses deferred due to wash sales.

     The tax character of distributions paid during the years ended June 30, 2003 and 2002 were as follows:

        Ex--Date of         Ordinary       Long-Term           Total
       Distribution          Income      Capital Gains     Distributions
     ----------------------------------------------------------------------
     November 22, 2002    $ 13,032,474    $ 16,739,647     $ 29,772,121
     October 31, 2001     $  2,903,835    $        --      $  2,903,835

     ORGANIZATION EXPENSES -- All costs incurred by the Trust in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, were initially paid by the Adviser, but have been recovered by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

     The following information is computed on a tax basis for each item as of June 30, 2003:

     Cost of portfolio investments                          $  491,495,956
                                                            ==============
     Gross unrealized appreciation                          $   56,167,183
     Gross unrealized depreciation                             (22,054,842)
                                                            --------------
     Net unrealized appreciation                            $   34,112,341
     Undistributed long-term gains                                 397,876
     Post-October losses                                       (15,718,216)
                                                            --------------
     Total distributable earnings                           $   18,792,001
                                                            ==============

     The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

     The Fund had realized capital losses of $15,718,216 during the period November 1, 2002 through June 30, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ended June 30, 2004. These "post-October losses" may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     For the year ended June 30, 2003, the Fund reclassified net investment losses of $625,304 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect of the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

     During the year ended June 30, 2003, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $754,734,191 and $471,417,337, respectively.

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT

     Under the terms of an Advisory Agreement between the Trust and the Adviser, the Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.25% of the first $250 million of its average daily net assets; 1.15% of the next $250 million of such assets; 1.05% of the next $500 million of such assets; and 0.95% of such assets in excess of $1 billion.

     Pursuant to an Expense Limitation Agreement, the Adviser contractually agreed to waive a portion of its advisory fees and if necessary, reimburse a portion of the Fund's operating expenses until at least June 30, 2003 so that the Fund's ordinary operating expenses would not exceed 2.00% per annum of average net assets (the "Cap"). Advisory fee waivers and expense reimbursements by the Adviser were generally subject to repayment by the Fund for a period of three years after such fees and expenses were incurred provided that the repayments did not cause the Fund's ordinary operating expenses to exceed the Cap. Pursuant to the Expense Limitation Agreement, during the year ended June 30, 2003, the Adviser received $19,954 in previously waived fees. As of June 30, 2003, all advisory fee waivers and expense reimbursements have been repaid to the Adviser by the Fund.

ADMINISTRATION AGREEMENT

     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such assets; 0.10% on the next $150 million of such assets; 0.075% on the next $250 million of such assets; and 0.05% on such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------

FUND ACCOUNTING AGREEMENT

     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of its average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. For the year ended June 30, 2003, the Fund paid $84,904 to Ultimus under the agreement. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

4.   OPTION CONTRACTS WRITTEN

     Transactions in option contracts written during the year ended June 30, 2003, were as follows:

                                                  OPTION             OPTION
                                                 CONTRACTS          PREMIUMS
                                              --------------     --------------
Options outstanding at beginning of year .             3,425     $    8,839,592
Options written ..........................            45,375         97,857,505
Options cancelled in a
  closing purchase transaction ...........           (48,800)      (106,697,097)
                                              --------------     --------------
Options outstanding at end of year .......                --     $           --
                                              ==============     ==============

5.   BANK LINE OF CREDIT

     The Fund has an unsecured $10,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended June 30, 2003, the Fund had no outstanding borrowings under the line of credit.

--------------------------------------------------------------------------------

REPORT OF THE INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Hussman Strategic Growth Fund of the Hussman Investment Trust

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hussman Strategic Growth Fund of the Hussman Investment Trust as of June 30, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the period ended June 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated July 27, 2001.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hussman Strategic Growth Fund of the Hussman Investment Trust as of June 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
July 24, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                          POSITION HELD     LENGTH OF
TRUSTEE                       ADDRESS                             AGE     WITH THE TRUST    TIME SERVED
-------------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.      3525 Ellicott Mills Drive           40      President and     Since
                              Ellicott City, MD  21043                    Trustee           June 2000

*Lee R. Baker                 3103 SW 37th Street                 73      Trustee           Since
                              Des Moines, IA  50321                                         June 2000

David C. Anderson             916 North Oak Park Avenue           52      Trustee           Since
                              Oak Park, IL  60302                                           June 2000

Nelson F. Freeburg            9320 Grove Park Cove                51      Trustee           Since
                              Germantown, TN  38139                                         June 2000

William H. Vanover            838 Long Lake Road, Suite 100       56      Trustee           Since
                              Bloomfield Hills, MI  48302                                   June 2000

Robert G. Dorsey              135 Merchant Street                 46      Vice President    Since
                              Cincinnati, OH  45246                                         June 2000

Mark J. Seger                 135 Merchant Street                 41      Treasurer         Since
                              Cincinnati, OH  45246                                         June 2000

John F. Splain                135 Merchant Street                 46      Secretary         Since
                              Cincinnati, OH  45246                                         June 2000

* Dr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Baker, by reason of his ownership of shares of the Trust, is also considered an "interested person" of the Trust.

     Each  Trustee   oversees  two  portfolios  of  the  Trust.   The  principal
occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

     John P. Hussman, Ph. D. is Chairman, President and Treasurer of the Adviser. He was a professor of Economics and International Finance at the University of Michigan School of Business Administration from 1992 until 1999.

     David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).

--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Lee R. Baker is Director of the Raymond F. Baker Foundation and a member of the Board of Governors of the Iowa State University Foundation and the Baker Council for Excellence in Agronomy.

     Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

     William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

     Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

     Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

     John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

     Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-HUSSMAN (1-800-487-7626). The SAI may also be downloaded from the Fund website at www.hussmanfunds.com.

     A description of the policies and procedures that the Fund uses to determing how to vote proxies relating to portfolio securities is available upon request by calling toll-free 1-800-487-7626, or on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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

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

                                 [LOGO] HUSSMAN

                               INVESTMENT ADVISOR
                      Hussman Econometrics Advisors, Inc.
                       3525 Ellicott Mills Drive, Suite B
                         Ellicott City, Maryland 21043

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

                                   CUSTODIAN
                                   U.S. Bank
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                              INDEPENDENT Auditors
                               Ernst & Young LLP
                              1300 Chiquita Center
                             250 East Fifth Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

           This Annual Report is authorized for distribution only if accompanied or preceded by a current Prospectus for the Fund.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND

                           An Investment Portfolio of

                            HUSSMAN INVESTMENT TRUST

                       Statement of Additional Information

                                 October 1, 2003

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Total Return Fund dated October 1, 2003, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing Hussman Investment Trust at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling toll free 1-800-HUSSMAN (1-800-487-7626).


                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS............................ 2

CALCULATION OF NET ASSET VALUE...............................................17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................17

SPECIAL SHAREHOLDER SERVICES.................................................18

MANAGEMENT OF THE TRUST......................................................19

INVESTMENT ADVISER...........................................................22

PORTFOLIO TRANSACTIONS.......................................................24

OTHER SERVICE PROVIDERS......................................................25

GENERAL INFORMATION..........................................................28

ADDITIONAL TAX INFORMATION...................................................30

PERFORMANCE INFORMATION......................................................32

FINANCIAL STATEMENTS.........................................................35

APPENDIX A (RATINGS DESCRIPTIONS)............................................36

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)............................37

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

     Hussman Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. This Statement of Additional Information applies only to the Hussman Strategic Total Return Fund (the "Fund"). For information on the Hussman Strategic Growth Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE

     The Fund's objective is to provide long-term total return. The Fund invests primarily in fixed-income securities, with added emphasis on capital appreciation during favorable market conditions and capital preservation during unfavorable market conditions.

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include "zero coupon" securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities.

FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may purchase or sell interest rate futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund may purchase an interest rate futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges - long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against by gains realized on futures contacts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

     A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. A clearing corporation associated with the exchange or board of trade on which a financial futures contact trades assumes responsibility for the completion of transactions.

     An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

     In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

     The Fund may not engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund will not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     RISKS RELATED TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

     To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

     The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more of less than the price of the securities being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. If is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, an investment in a futures contract may not produce the intended benefit to the Fund even if market trends might otherwise favorably affect that transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

     REGULATORY MATTERS. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities and by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for the exemption of a mutual fund, or the investment adviser thereto, from registration as a commodity pool operator. In accordance with those restrictions, the Fund will use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of the Fund's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and option thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.


FOREIGN CURRENCY OPTIONS

     A currency option is the right--but not the obligation--to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).

     There are two types of option expirations, American-style and European-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only.

     The Fund may use foreign currency options to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. These option strategies simulate the purchase of a short-term money market instrument denominated in the foreign currency. When the Fund uses currency options, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency. Factors which are difficult to predict, such as interest rate differentials between nations and temporary supply/demand imbalances between nations, may have a significant impact on currency option prices. The use of currency options by the Fund may lead to an increase in taxes payable by shareholders.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the investment manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a delayed delivery basis.

     The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) segregates until the settlement date assets determined to be liquid by the investment manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

BORROWING MONEY

     The Fund does not intend to borrow money for the purpose of purchasing securities ("leverage"), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

     The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

CORPORATE DEBT SECURITIES

     The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest.

MONEY MARKET MUTUAL FUNDS

     The Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that the Fund may not acquire more than 3% of the total outstanding shares of any money market fund, and provided further that no more than 10% of the Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Notwithstanding the forgoing percentage limitations, the Fund may invest any percentage of its assets in a money market fund if immediately after such purchase not more than 3% of the total outstanding shares of such money market fund is owned by the Fund and all affiliated persons of the Fund. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in securities of money market mutual funds.

COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in the highest rating category by any Nationally Recognized Statistical Rating Organization ("NRSRO").

ILLIQUID SECURITIES

     The Fund typically will not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.


     Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of the Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Board of Trustees.


     The Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS

     The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment manager to forecast interest rates and other economic factors correctly.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage "pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers.

     Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

FOREIGN SECURITIES

     The Fund may invest in foreign equity securities, including preferred securities of foreign issuers, and U.S. dollar- or foreign currency-denominated obligations of foreign governments. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The Fund's investments in foreign currency denominated debt obligations will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

INFLATION-INDEXED BONDS

     The Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of- year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT RESTRICTIONS

     The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

     3. Borrow money or issue senior securities if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

     5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

     8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The investment manager does not anticipate that the Fund's annual portfolio turnover rate will exceed 200%. For the fiscal period ended June 30, 2003, the Fund's portfolio turnover rate was 151% (annualized).

                         CALCULATION OF NET ASSET VALUE

     The net asset value of shares of the Fund is determined as of the close of the regular session of trading on New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Options traded on national securities exchanges are valued at a price between the closing bid and asked prices determined to most closely reflect market value as of the time of computation of net asset value. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

     The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.


     The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such security, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or
other   depository   institution   via  an  Automated   Clearing  House  ("ACH")
transaction.

     Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

                       Hussman Strategic Total Return Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The disinterested Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                             PRINCIPAL OCCUPATION(S) DURING     FUND COMPLEX
                                      LENGTH OF         POSITION(S) HELD     PAST 5 YEARS AND DIRECTORSHIPS     OVERSEEN BY
NAME, ADDRESS AND AGE                TIME SERVED           WITH TRUST            OF PUBLIC COMPANIES**            TRUSTEE
=============================================================================================================================
Interested Trustees:
-----------------------------------------------------------------------------------------------------------------------------

*John P. Hussman, Ph.D.              Since July 2000       President         Chairman, President and                 2
(age 40)                                                  and Trustee        Treasurer of Hussman
3525 Ellicott Mills Drive                                                    Econometrics Advisors, Inc.;
Ellicott City, Maryland 21043                                                Adjunct Assistant Professor of
                                                                             Economics and International
                                                                             Finance at the University of
                                                                             Michigan and the Michigan
                                                                             Business School from 1992
                                                                             until 1999

-----------------------------------------------------------------------------------------------------------------------------
*Lee R. Baker (age 73)               Since July 2000        Trustee          Member of the Board of                  2
3103 SW 37th Street                                                          Governors of the Iowa State
Des Moines, Iowa 50321                                                       University Foundation; Board
                                                                             member of the Baker Council
                                                                             for Excellence in Agronomy
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
-----------------------------------------------------------------------------------------------------------------------------
David C. Anderson (age 52)           Since July 2000        Trustee          Network Administrator for               2
916 North Oak Park Avenue                                                    Hepzibah Childrens Association
Oak Park, Illinois 60302                                                     (child welfare organization)
-----------------------------------------------------------------------------------------------------------------------------

Nelson F. Freeburg, Jr.              Since July 2000        Trustee          President and Owner of Formula          2
(age 51)                                                                     Research, Inc. (financial
9320 Grove Park Cove                                                         newsletter publisher); owner
Germantown, Tennessee 38139                                                  of Freeburg Properties LLC,
                                                                             Freeburg Development LLC and
                                                                             Chicksaw Land & Investment
                                                                             Company

-----------------------------------------------------------------------------------------------------------------------------
William H. Vanover (age 56)          Since July 2000        Trustee          Investment Officer for                  2
838 Long Lake Road, Suite 100                                                Planning Alternatives, Ltd.
Bloomfield Hills, Michigan 48302                                             (registered investment adviser)
-----------------------------------------------------------------------------------------------------------------------------

                                       20

-----------------------------------------------------------------------------------------------------------------------------
Executive Officers:
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey (age 46)            Since July 2000     Vice President      Managing Director of Ultimus
135 Merchant Street, Suite 230                                               Fund Solutions, LLC and
Cincinnati, Ohio 45246                                                       Ultimus Fund Distributors,
                                                                             LLC; prior to March 1999,
                                                                             President of Countrywide Fund
                                                                             Services, Inc. (mutual fund
                                                                             services company)
-----------------------------------------------------------------------------------------------------------------------------
Mark J. Seger (age 41)               Since July 2000       Treasurer         Managing Director of Ultimus
135 Merchant Street, Suite 230                                               Fund Solutions, LLC and
Cincinnati, Ohio 45246                                                       Ultimus Fund Distributors,
                                                                             LLC; prior to March 1999,
                                                                             First Vice President of
                                                                             Countrywide Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------
John F. Splain (age 47)              Since July 2000       Secretary         Managing Director of Ultimus
135 Merchant Street, Suite 230                                               Fund Solutions, LLC and
Cincinnati, Ohio 45246                                                       Ultimus Fund Distributors,
                                                                             LLC; prior to March 1999,
                                                                             First Vice President and
                                                                             Secretary of Countrywide Fund
                                                                             Services, Inc. and affiliates
                                                                             companies
-----------------------------------------------------------------------------------------------------------------------------


* John P. Hussman, Ph.D., as an affiliated person of Hussman Econometrics Advisors, Inc. (the "Adviser"), is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Lee R. Baker might also be considered an "interested person" of the Trust as a result of his former client relationship to the Adviser.

**   None of the Trustees are directors of public companies.

     BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for identifying and nominating qualified individuals to serve as Trustees. The Trustees have also established an Audit Committee, the principal functions of which are: (i) the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Anderson, Freeburg and Vanover are the members of the Nominating Committee and the Audit Committee. The Audit Committee held two meetings during the fiscal year ended June 30, 2003. The Nominating Committee did not meet during such fiscal year. The Nominating Committee does not consider nominees recommended by shareholders of the Fund.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2002.

                                                          Aggregate Dollar Range
                                 Dollar Range of          of Shares of All Funds
                                Fund Shares Owned            in Fund Complex
Name of Trustee                    by Trustee              Overseen  by Trustee
--------------------------------------------------------------------------------
John P. Hussman, Ph.D.            Over $100,000               Over $100,000
--------------------------------------------------------------------------------
Lee R. Baker                      Over $100,000               Over $100,000
--------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------
David C. Anderson                     None                    Over $100,000
--------------------------------------------------------------------------------
Nelson F. Freeburg, Jr.               None                  $10,001--$50,000
--------------------------------------------------------------------------------
William H. Vanover                    None                  $10,001--$50,000
--------------------------------------------------------------------------------

     As of September 18, 2003, the Trustees and officers of the Trust as a group owned of record or beneficially 18.5% of the outstanding shares of the Fund.

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Company. Each Trustee who is not an affiliated person of the Adviser or the Distributor receives from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,000 for attendance at each meeting of the Board of Trustees (except that such fee is $2,000 with respect to the annual meeting), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts during the fiscal year ended June 30, 2003 to each of the Trustees:

--------------------------------------------------------------------------------
                                                                       Total
                                                                    Compensation
                           Aggregate                  Estimated       Paid for
                         Compensation    Pension or     Annual        Service
                           Paid for      Retirement    Benefits     to the Fund
                          Service to      Benefits       Upon           and
Trustee                    the Fund       Accrued     Retirement    Fund Complex
================================================================================
John P. Hussman, Ph.D.*      None           None         None           None
--------------------------------------------------------------------------------
Lee R. Baker*               $3,875          None         None          $9,000
--------------------------------------------------------------------------------
David C. Anderson           $3,875          None         None         $10,000
--------------------------------------------------------------------------------
Nelson F. Freeburg, Jr.     $3,875          None         None         $10,000
--------------------------------------------------------------------------------
William H. Vanover          $3,875          None         None         $10,000
--------------------------------------------------------------------------------

     *    Interested person of the Trust as defined in the 1940 Act.


                               INVESTMENT ADVISER

     Hussman Econometrics Advisors, Inc. (the "Adviser"), 3525 Ellicott Mills Drive, Ellicott City, Maryland 21043, serves as investment adviser to the Fund under an investment advisory agreement dated as of September 10, 2002 (the "Advisory Agreement"). The Adviser, founded in October 1992, is a registered investment adviser that manages more than $600 million in assets as of September 30, 2003. Subject to the Fund's investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund's portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund's investment program.


     For these services, the Fund pays the Adviser a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund.

     The Adviser has contractually agreed to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. This Expense Limitation Agreement remains in effect until at least December 31, 2005. Any fee waivers or expense reimbursements by the Adviser, either before or after December 31, 2005, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.


     During the fiscal period ended June 30, 2003, the fees payable to the Adviser as calculated under the Advisory Agreement were $67,880; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser waived all of such fees and, in addition, reimbursed the Fund for $94,417 of its other operating expenses. Pursuant to the Expense Limitation Agreement, as of June 30, 2003, the Adviser may in the future recoup from the Fund fees waived and expenses reimbursed in an amount up to $162,297.


     Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2004, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons (as defined in the 1940 Act) of any of these parties, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.


     The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, approved the Advisory Agreement at a meeting of the Board of Trustees held on June 4, 2002. In approving the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the

Adviser, the reasonableness of the fees charged for those services, and whether the Advisory Agreement would be in the best interests of the Fund and its shareholders. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.


     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser over the course of the preceding year. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees determined that the level of advisory fees were well within industry standards and the Fund's peer group. The Trustees also took into account the complexity of the investment management of the Fund and the fact that the investment process utilized by the Adviser is more sophisticated than that of many funds investing in fixed-income securities. The Trustees further considered the level of total expenses payable by the Fund in light of the Adviser's commitment to waive fees and reimburse expenses of the Fund, and noted that the level of such expenses, after fee waivers and expense reimbursements, is generally the same or lower than the average total expenses of comparably managed funds, according to current industry data presented to the Trustees. The Trustees, including the Independent Trustees, determined that the advisory fees to be paid to the Adviser pursuant to the Advisory Agreement are fair and reasonable to the Fund and its shareholders.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement was in the best interest of the Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

     While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

     Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.


     During the fiscal period ended June 30, 2003, the Fund paid brokerage commissions of $6,538.


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service

Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Trust;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

     -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations;

     -- provides accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder);and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains shareholder records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.


     Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $17 per shareholder account, subject to a minimum fee of $1,500 per month. During the fiscal period ended June 30, 2003, Ultimus received fees of $20,255 from the Fund in its capacity as Administrator, $25,173 in its capacity as Fund Accountant, and $14,400 in its capacity as Transfer Agent.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2004. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.


     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN

     US Bank,  N.A.,  425  Walnut  Street,  Cincinnati,  Ohio  45202,  serves as
Custodian to the Trust pursuant to a Custody Agreement. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

INDEPENDENT AUDITORS

     The Trust has selected Ernst & Young LLP, 325 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as independent auditors for the Trust and to audit the financial statements of the Trust for its fiscal year ending June 30, 2004.


TRUST COUNSEL

     The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Trustees who are not "interested persons" of the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.


PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B.

PRINCIPAL SHAREHOLDERS

     The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of September 18, 2003.

                                                                       Type of
Name and Address                       Shares       % Ownership       Ownership
----------------                       ------       -----------       ---------

Lee R. Baker                          359,750          17.3%           Record/
3103 S.W. 37th Street                                                 Beneficial
Des Moines, Iowa 50321

Pershing LLC                          381,053          18.4%            Record
One Pershing Plaza
Jersey City, New Jersey 07399

Charles Schwab & Co., Inc.            163,580           7.9%            Record
101 Montgomery Street
San Francisco, California 94104

National Investor Services Corp.      157,977           7.6%            Record
55 Water Street, 32nd Floor
New York, New York 10041

                           ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.


     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of value of the Fund's assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distribution sufficient to avoid imposition of the excise tax.


         Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during the 120-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.


     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

     From time to time performance information for the Fund showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

     Total return is a function of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset  value per share on the last  trading day of the period,
(3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

OTHER QUOTATIONS OF TOTAL RETURN

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period since inception of the Fund (September 12, 2002) to June 30, 2003 is 6.81% A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


YIELD

     From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd +1)^6 - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Fund's yield for June 2003 was 1.10%


PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

     Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.


                              FINANCIAL STATEMENTS

     The financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the annual report of the Fund dated June 30, 2003.

                                   APPENDIX A

         THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR INVESTMENT GRADE DEBT SECURITIES ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with eth Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                   APPENDIX B

                          HUSSMAN INVESTMENT TRUST AND
               HUSSMAN ECONOMETRICS ADVISORS, INC. (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

As part of their fiduciary responsibilities, Hussman Investment Trust (the "Trust") and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders' investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser's proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

ELECTION OF BOARDS OF DIRECTORS

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees - particularly audit committees - should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The

Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

EQUITY-BASED COMPENSATION PLANS

The Adviser strongly favors incentive compensation plans based on increases in "economic value added" (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see "How and why stock options should be expensed from corporate earnings" on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e. availability of stock purchase by employees at a fixed discount to market value). Though the Advisor sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE AND SOCIAL POLICY ISSUES

The decision to purchase a given security includes an evaluation of the company's industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

PROXY VOTING PROCESS

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

                                 [LOGO] HUSSMAN
                           STRATEGIC TOTAL RETURN FUND


                                  A SERIES OF
                            HUSSMAN INVESTMENT TRUST

                                  ANNUAL REPORT

                              FOR THE PERIOD ENDED
                                 JUNE 30, 2003


                                [GRAPHIC OMITTED]


    THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY IF ACCOMPANIED OR
                 PRECEDED BY A CURRENT PROSPECTUS FOR THE FUND.

                   [LOGO] HUSSMAN STRATEGIC TOTAL RETURN FUND

    Comparison of the Change in Value of a $10,000 Investment in the Hussman
       Strategic Total Return Fund versus the Lehman U.S. Aggregate Index

                                [GRAPH OMITTED]

HUSSMAN STRATEGIC TOTAL RETURN FUND             LEHMAN U.S. AGGREGATE INDEX
-----------------------------------             ---------------------------

 9/12/2002                $10,000           9/12/2002               $10,000
 9/30/2002     -0.40%       9,960           9/30/2002     0.97%      10,097
12/31/2002      2.71%      10,230          12/31/2002     1.57%      10,255
 3/31/2003     -0.52%      10,177           3/31/2003     1.39%      10,398
 6/30/2003      4.95%      10,681           6/30/2003     2.50%      10,658


                      -----------------------------------
                      Hussman Strategic Total Return Fund
                                 Total Return(a)
                        (for period ended June 30, 2003)

                               Since Inception(b)
                               ------------------
                                      6.81%
                      -----------------------------------

Past performance is not predictive of future performance.

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The performance data quoted for the Fund represents past performance and the investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized. Initial public offering of shares was September 12, 2002.

                      HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS

                                                                 August 11, 2003

Dear Shareholder,

Hussman Strategic Total Return Fund earned a total return of 6.81% (not annualized) from its inception on September 12, 2002 through June 30, 2003.

While a period of less than a year is decidedly too short to draw much useful analysis, we are pleased that the Fund outperformed the Lehman Aggregate Index, which earned a total return of 6.58% during this period. However, the Fund was somewhat more volatile than the Lehman Aggregate Index from inception through June 30, 2003, due primarily to the Fund's investments in mining, utility, and energy shares. (The benefit of the Fund's defensive position during the bond market weakness since June 30, 2003 is not captured in these figures).

                                    STRATEGY

The primary intent of our investment approach is to achieve high long-term total returns, and equally important, high returns per unit of risk. In our view, the natural strategy toward this objective is to accept greater risk in conditions that have historically been associated with high returns per unit of risk, on average, and to add emphasis on defending capital in conditions that have historically been associated with an unfavorable return/risk profile, on average.

Notice that this strategy does not rely on attempts to forecast specific market movements. Once we identify a particular market climate, we have no belief that we can forecast whether the next particular market movement will be positive or negative. We simply believe that these climates differ in their average return/risk characteristics. Shifts in the market climate we identify are accompanied by shifts in our investment positions, but these should not be interpreted as specific forecasts regarding market direction.

There are three main ways in which the investment positions of the Fund vary, depending on market conditions. First, the Fund has the ability to vary the duration (interest rate sensitivity) of its portfolio. In general, high durations are most appropriate in environments of high and falling yields, while low durations are most appropriate in environments of low and rising yields.

Second, for a given duration target, the Fund has flexibility in selecting the various maturities of the bonds it holds, based on yield curve considerations (in general, flattening yield curves favor "barbell" strategies split between a variety of maturities, whereas steepening yield curves favor "bullet" strategies which target a single maturity).

Finally, the Fund has the flexibility to hold alternative assets such as precious metals shares, utilities, and foreign government securities, based on characteristics of valuation and market action in these markets.

                                PORTFOLIO INSIGHT

From inception through June 30, 2003, the Fund emphasized a relatively short duration profile. The Fund had substantial investments in Treasury inflation protected securities and a portion of its investments in alternative assets such as mining and utility shares. This investment position

                      HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------
                       LETTER TO SHAREHOLDERS (Continued)

should not be viewed as a "standard" position for the Fund, but rather, a response to what we viewed as generally unfavorable conditions in the bond market.

The Schedule of Investments in this report provides an insight into the Fund's position as of June 30, 2003. The net assets of the Fund on that date were $18,982,698. The Fund held 52.44% of its net assets in Treasury inflation protected securities, 16.85% in government agency securities, 15.76% in metals and mining shares, 7.17% in utility and energy shares, 4.86% in foreign government notes, and a small percentage in money market shares to satisfy day-to-day liquidity requirements.

The largest gains in the Fund during this period were Treasury inflation protected securities, Newmont Mining, Barrick Gold, Placer Dome, PPL, Sempra Energy, and Scana. The largest negative impact on Fund returns was an unrealized loss in Agnico Eagle, resulting from the unfortunate collapse of a mining shaft. The Fund also realized a loss on a minor position in intermediate-term Treasury notes.

                               CURRENT CONDITIONS

The U.S. economy continues to experience rising fiscal deficits and the deepest current account deficit on record. In general, sustained economic recoveries have started with the current account in surplus, which allowed for rapid growth in investment and consumption, funded by large imports of capital from abroad. Given that even the present level of U.S. economic activity is dependent on the largest inflows of foreign capital in history, the prospect for a sustained boom in consumption and domestic investment from current levels appears limited.

The unusual strength in the Treasury bond market during the first half of 2003 was largely driven by concerns - even expectations - of deflation. In our view, these concerns are misplaced. Historically, deflation has generally had a single cause: an unaccommodated plunge in monetary velocity. In other words, deflation has been the result of a sudden desire among individuals to hold money in the form of cash, combined with the failure of banking authorities to provide this liquidity. The bank runs of the Great Depression resulted in deflation because individuals rushed to convert their bank deposits to currency, yet the Federal Reserve failed to sufficiently increase the monetary base in response. As a result, banks were forced to call in loans in order to meet depositor demands. In short, deflations are invariably the result of strong increases in the demand for currency, in response to bank failures and other credit crises.

The U.S. is experiencing nothing of the sort at present. Indeed, the consumer price index has exhibited a low but quite persistent inflation. The services sector of the economy has displayed no measurable deflation at all. What the financial markets perceive as deflation risk is really downward pressure on manufactured goods prices. This is the result of a profoundly wide current account deficit with countries including China and Japan that do not wish to revalue their currencies versus the U.S. dollar. The persistent accumulation of U.S. dollar assets by these countries has helped to support the value of the dollar, and has provided a ready source of demand for short-term U.S. debt. As a result, the U.S. financial system has become quite dependent on short-term debt as a source of financing.

                      HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------
                       LETTER TO SHAREHOLDERS (Continued)

Accordingly, several areas will be important to monitor in the future. In our view, the most potentially destabilizing event for the U.S. economy would be an abrupt revaluation of Asian currencies, particularly the Chinese yuan. The most probable result of this in the bond market would be a substantial flattening or inversion of the yield curve, with short-term yields rising due to liquidity factors, and long-term yields stable or falling due to economic considerations. Credit spreads between corporate and Treasury yields will also remain an important source of information regarding potential weakness in credit conditions as well as economic prospects.

In short, the U.S. is in an awkward position that favors neither rapid and sustained economic growth, nor deflationary weakness. Currency and credit factors warrant close monitoring, both because of risk considerations and because of potential opportunities for investment returns. Still, we expect that the most frequent opportunities ahead in the bond market will be opportunities to extend or shorten portfolio duration based on the behavior of long-term interest rates.

In response to improved bond market valuations resulting from the substantial decline in the U.S. bond market after June 30, 2003, the Fund has recently shifted approximately 30% of its investments to conventional long-term U.S. Treasury bonds.

Hussman Strategic Total Return Fund has the ability to vary its duration, yield curve profile and asset mix in response to a wide variety of market conditions. We believe that this flexibility will allow the Fund to respond to continued investment opportunities in the coming years.

I appreciate your investment in the Fund.

Best wishes,

John P. Hussman, Ph.D.

Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website www.hussmanfunds.com.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2003


ASSETS
      Investments in securities:
            At acquisition cost                                     $ 18,472,973
                                                                    ============
            At value (Note 1)                                       $ 19,109,181
      Dividends and interest receivable                                  160,481
      Receivable for capital shares sold                                  16,861
      Receivable from Adviser (Note 3)                                    10,499
      Other assets                                                        11,393
                                                                    ------------
            Total Assets                                              19,308,415
                                                                    ------------

LIABILITIES
      Dividends payable                                                   35,153
      Payable for capital shares redeemed                                262,832
      Payable to administrator (Note 3)                                    6,500
      Other accrued expenses                                              21,232
                                                                    ------------
            Total Liabilities                                            325,717
                                                                    ------------

NET ASSETS                                                          $ 18,982,698
                                                                    ============

Net assets consist of:
      Paid-in capital                                               $ 18,054,473
      Undistributed net investment income                                     29
      Accumulated net realized gains from security transactions          291,017
      Net unrealized appreciation on investments                         555,631
      Net unrealized appreciation on translation of
          assets and liabilities in foreign currencies                    81,548
                                                                    ------------

NET ASSETS                                                          $ 18,982,698
                                                                    ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                           1,801,028
                                                                    ============

Net asset value, offering price and redemption
  price per share (a) (Note 1)                                      $      10.54
                                                                    ============

(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED JUNE 30, 2003 (a)


INVESTMENT INCOME
        Dividends                                                   $    78,013
        Foreign withholding taxes on dividends                           (1,704)
        Interest                                                        251,574
                                                                    -----------
               Total Income                                             327,883
                                                                    -----------

EXPENSES
        Investment advisory fees (Note 3)                                67,880
        Professional fees                                                52,406
        Fund accounting fees (Note 3)                                    25,173
        Organization expenses (Note 1)                                   24,710
        Administration fees (Note 3)                                     20,255
        Registration and filing fees                                     18,177
        Trustees' fees and expenses                                      15,500
        Custodian and bank service fees                                  14,676
        Transfer agent and shareholder services fees (Note 3)            14,400
        Postage and supplies                                              4,837
        Other expenses                                                    6,103
                                                                    -----------
               Total Expenses                                           264,117
        Less fees waived and expenses reimbursed
          by the Adviser (Note 3)                                      (162,297)
                                                                    -----------
               Net Expenses                                             101,820
                                                                    -----------

NET INVESTMENT INCOME                                                   226,063
                                                                    -----------

REALIZEDAND UNREALIZED GAINS ON INVESTMENTS AND
  FOREIGN CURRENCIES (NOTE 4)
        Net realized gains from:
               Security transactions                                    291,017
               Foreign currency transactions                                125
        Net change in unrealized appreciation/depreciation on:
               Investments                                              555,631
               Foreign currency translation                              81,548
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
        AND FOREIGN CURRENCIES                                          928,321
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 1,154,384
                                                                    ===========

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

See accompanying notes to financial statements.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED JUNE 30, 2003 (a)

FROM OPERATIONS
     Net investment income                                         $    226,063
     Net realized gains from:
        Security transactions                                           291,017
        Foreign currency transactions                                       125
     Net change in unrealized appreciation/depreciation on:
        Investments                                                     555,631
        Foreign currency translation                                     81,548
                                                                   ------------
Net increase in net assets resulting from operations                  1,154,384
                                                                   ------------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                        (226,063)
     In excess of net investment income                                     (96)
                                                                   ------------
Net decrease from distributions to shareholders                        (226,159)
                                                                   ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                       20,504,306
     Net asset value of shares issued in reinvestment
        of distributions to shareholders                                171,365
     Proceeds from redemption fees collected (Note 1)                    21,326
     Payments for shares redeemed                                    (2,642,524)
                                                                   ------------
Net increase in net assets from capital share transactions           18,054,473
                                                                   ------------

TOTAL INCREASE IN NET ASSETS                                         18,982,698

NET ASSETS
     Beginning of period                                                     --
                                                                   ------------
     End of period                                                 $ 18,982,698
                                                                   ============

UNDISTRIBUTED NET INVESTMENT INCOME                                $         29
                                                                   ============

CAPITAL SHARE ACTIVITY
     Sold                                                             2,044,554
     Reinvested                                                          16,545
     Redeemed                                                          (260,071)
                                                                   ------------
     Net increase in shares outstanding                               1,801,028
     Shares outstanding at beginning of period                               --
                                                                   ------------
     Shares outstanding at end of period                              1,801,028
                                                                   ============

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

See accompanying notes to financial statements.

                     HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                       THE PERIOD ENDED JUNE 30, 2003 (a)


Net asset value at beginning of period                         $      10.00
                                                               ------------

Income from investment operations:
     Net investment income                                             0.14
     Net realized and unrealized gains on
       investments and foreign currencies                              0.52
                                                               ------------
Total from investment operations                                       0.66
                                                               ------------

Distributions from net investment income                              (0.14)
                                                               ------------

Proceeds from redemption fees collected (Note 1)                       0.02
                                                               ------------

Net asset value at end of period                               $      10.54
                                                               ============

Total return (not annualized)                                         6.81%
                                                               ============

Net assets at end of period                                    $ 18,982,698
                                                               ============

Ratio of expenses to average net assets:
     Before advisory fees waived and expenses reimbursed              2.32%(b)
     After advisory fees waived and expenses reimbursed               0.90%(b)

Ratio of net investment income to average net assets                  1.99%(b)

Portfolio turnover rate                                                151%(b)


(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b)  Annualized.

See accompanying notes to financial statements.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 2003

   SHARES        COMMON STOCKS - 22.93%                               VALUE
--------------------------------------------------------------------------------
                 ELECTRIC UTILITIES - 0.93%
       4,000     Ameren Corp. ..............................     $      176,400
                                                                 --------------

                 ENERGY EQUIPMENT AND SERVICES - 1.18%
      14,000     DPL, Inc. .................................            223,160
                                                                 --------------

                 GAS UTILITIES - 2.19%
       3,500     Nicor, Inc. ...............................            129,885
      10,000     Sempra Energy .............................            285,300
                                                                 --------------
                                                                        415,185
                                                                 --------------
                 METALS AND MINING - 15.76%
      25,000     Agnico-Eagle Mines, Ltd. ..................            290,000
      50,000     Barrick Gold Corp. ........................            895,000
      33,000     Newmont Mining Corp. ......................          1,071,180
      40,000     Placer Dome, Inc. .........................            490,800
      35,000     USEC, Inc. ................................            245,700
                                                                 --------------
                                                                      2,992,680
                                                                 --------------
                 OIL AND GAS - 2.87%
       7,500     PPL Corp. .................................            322,500
       6,500     Scana Corp. ...............................            222,820
                                                                 --------------
                                                                        545,320
                                                                 --------------

                 TOTAL COMMON STOCKS (Cost $3,921,473) .....     $    4,352,745
                                                                 --------------

  PAR VALUE      U.S. TREASURY OBLIGATIONS - 52.44%                   VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY INFLATION-PROTECTION NOTES - 52.44%
$  1,160,438     3.375%, due 01/15/2007 ....................     $    1,274,306
   3,696,420     3.50%, due 01/15/2011 .....................          4,198,324
   2,070,380     3.375%, due 01/15/2012 ....................          2,342,440
   1,677,195     3.875%, due 04/15/2029 ....................          2,139,733
                                                                 --------------
                 TOTAL U.S. TREASURY OBLIGATIONS
                    (Cost $9,833,384)                            $    9,954,803
                                                                 --------------

  PAR VALUE      U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.85%          VALUE
--------------------------------------------------------------------------------
                 FEDERAL FARM CREDIT BANK - 2.11%
$    400,000     2.625%, due 09/24/2007 ....................     $      400,709
                                                                 --------------

                 FEDERAL HOME LOAN BANK - 7.08%
     590,000     2.585%, due 11/28/2005 ....................            591,466
     750,000     2.22%, due 09/12/2006 .....................            752,512
                                                                 --------------
                                                                      1,343,978
                                                                 --------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.66%
   1,000,000     2.75%, due 11/14/2005 .....................          1,005,549

JPY 50,000,000   2.125%, due 10/09/2007 ....................            447,465
                                                                 --------------
                                                                      1,453,014
                                                                 --------------

                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                   (Cost $3,195,198) .......................     $    3,197,701
                                                                 --------------

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                    A SERIES OF THE HUSSMAN INVESTMENT TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 2003

  PAR VALUE      FOREIGN GOVERNMENT OBLIGATIONS - 4.86%               VALUE
--------------------------------------------------------------------------------
                 CANADIAN GOVERNMENT NOTE - 1.11%

JPY 25,000,000   0.70%, due 03/20/2006 .....................     $      211,331
                                                                 --------------

                 GERMAN BUNDESSCHATZANWEISUNGEN NOTE - 2.43%

EUR    400,000   3.75%, due 09/12/2003 .....................            460,769
                                                                 --------------

                 UNITED KINGDOM TREASURY NOTE - 1.32%

GBP    150,000   6.50%, due 12/07/2003 .....................            250,839
                                                                 --------------

                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                   (Cost $841,925) .........................     $      922,939
                                                                 --------------

   SHARES        MONEY MARKETS - 3.59%                                VALUE
--------------------------------------------------------------------------------
     680,993     First American Treasury Obligation Fund -
                   Class S (Cost $680,993) .................     $      680,993
                                                                 --------------

                 TOTAL INVESTMENTS AT VALUE - 100.67%
                   (Cost $18,472,973) ......................     $   19,109,181

                 LIABILITIES IN EXCESS OF OTHER ASSETS - (0 67%)       (126,483)
                                                                 --------------

                 NET ASSETS - 100.00% ......................     $   18,982,698
                                                                 ==============

EUR - Euro
GBP - British Pound
JPY - Japanese Yen

See accompanying notes to financial statements.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Hussman Strategic Total Return Fund (the "Fund") is a diversified series of Hussman Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust on June 1, 2000. The Fund is registered under the Investment Company Act of 1940. The Fund is authorized to issue an unlimited number of shares. The Fund commenced operations on September 12, 2002.

The investment objective of the Fund is to provide long-term total return from income and capital appreciation.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the mean of the closing bid and asked prices. Options traded on national securities exchanges are valued at a price between the closing bid and asked prices determined to most closely reflect market value as of the time of computation of net asset value. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally shall be valued at the mean of their closing bid and asked prices. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FUTURES CONTRACTS AND RELATED OPTIONS - The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund may purchase an interest rate futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities will be monitored on an ongoing basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

FOREIGN CURRENCY TRANSLATION - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

SHARE VALUATION AND REDEMPTION FEES - The net asset value per share of the Fund is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. For the period ended June 30, 2003, proceeds from redemption fees totaled $21,326.

INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the period ended June 30, 2003 was ordinary income.

ORGANIZATION EXPENSES - All costs incurred and expensed by the Fund in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been paid by the Adviser, but are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2003:

     Cost of portfolio investments                            $ 18,474,145
                                                              ============
     Gross unrealized appreciation on investments             $    757,002
     Gross unrealized depreciation on investments                 (121,966)
                                                              ------------
     Net unrealized appreciation on investments               $    635,036
     Net unrealized foreign exchange gains                             971
     Undistributed ordinary income                                 327,371
     Other temporary differences                                   (35,153)
                                                              ------------
     Total distributable earnings                             $    928,225
                                                              ============

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

2.   INVESTMENT TRANSACTIONS

During the period ended June 30, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $31,952,470 and $14,783,505, respectively.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

3.   TRANSACTIONS WITH AFFILIATES

Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Fund.

Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. This expense limitation agreement remains in effect until at least December 31, 2005. Any fee waivers or expense reimbursements by the Adviser, either before or after December 31, 2005, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. Accordingly, during the period ended June 30, 2003, the Adviser waived its entire advisory fee of $67,880 and reimbursed the Fund for other expenses in the amount of $94,417. As of June 30, 2003, the Adviser may in the future, but no later than June 30, 2006, recoup from the Fund fees waived and expenses reimbursed totaling $162,297.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; 0.10% of such assets from $100 million to $250 million; 0.075% of such assets from $250 to $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. Accordingly, during the period ended June 30, 2003, Ultimus was paid $20,255 for administrative services.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. Accordingly, during the period ended June 30, 2003, Ultimus was paid $25,173 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (Continued)

3.   TRANSACTIONS WITH AFFILIATES (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum fee of $1,500 per month. Accordingly, during the period ended June 30, 2003, Ultimus was paid $14,400 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the Hussman Strategic Total Return Fund of the Hussman Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hussman Strategic Total Return Fund of the Hussman Investment Trust as of June 30, 2003, and the related statements of operations, changes in net assets, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hussman Strategic Total Return Fund of the Hussman Investment Trust as of June 30, 2003 and the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP
Cincinnati, Ohio
July 24, 2003

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                       Position Held     Length of
Trustee                       Address                          Age     with the Trust    Time Served
*John P. Hussman, Ph. D.      3525 Ellicott Mills Drive        40      President and     Since
                              Ellicott City, MD  21043                 Trustee           June 2000
*Lee R. Baker                 3103 SW 37th Street              73      Trustee           Since
                              Des Moines, IA  50321                                      June 2000
David C. Anderson             916 North Oak Park Avenue        52      Trustee           Since
                              Oak Park, IL  60302                                        June 2000
Nelson F. Freeburg            9320 Grove Park Cove             51      Trustee           Since
                              Germantown, TN  38139                                      June 2000
William H. Vanover            838 Long Lake Road, Suite 100    56      Trustee           Since
                              Bloomfield Hills, MI  48302                                June 2000
Robert G. Dorsey              135 Merchant Street              46      Vice President    Since
                              Cincinnati, OH  45246                                      June 2000
Mark J. Seger                 135 Merchant Street              41      Treasurer         Since
                              Cincinnati, OH  45246                                      June 2000
John F. Splain                135 Merchant Street              46      Secretary         Since
                              Cincinnati, OH  45246                                      June 2000

*Mr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Baker, by reason of his ownership of shares of the Trust, is also considered an "interested person" of the Trust

Each Trustee oversees two portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John P. Hussman, Ph. D. is Chairman, President and Treasurer of the Adviser. He was a professor of Economics and International Finance at the University of Michigan School of Business Administration from 1992 until 1999.

David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).

Lee R. Baker is Director of the Raymond F. Baker Foundation and a member of the Board of Governors of the Iowa State University Foundation and the Baker Council for Excellence in Agronomy.

Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-487-7626.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended June 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $226,159 as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request by calling toll-free 1-800-487-7626, or on the Securities and Exchange Commission's website at http://www.sec.gov.

PART C.   OTHER INFORMATION
          -----------------

Item 23.  EXHIBITS
--------  --------

     (a) Amended and Restated Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 1, 2001

     (b) Bylaws--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

     (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

     (d)  (i)   Investment   Advisory   Agreement   with  Hussman   Econometrics
                Advisors,   Inc.   on  behalf  of   Hussman   Strategic   Growth
                Fund--Incorporated   herein   by   reference   to   Registrant's
                Post-Effective Amendment No. 2 filed on June 27, 2002

          (ii) Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on October 28, 2002


     (e)  (i)   Distribution   Agreement   with   Ultimus   Fund   Distributors,
                LLC--Incorporated    herein   by   reference   to   Registrant's
                Post-Effective Amendment No. 2 filed on June 27, 2002

          (ii) Sub-Distribution Agreement with Ultimus Fund Distributors, LLC and Quasar Distributors, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

     (f)  Inapplicable

     (g)  (i)   Custody  Agreement with US Bank,  N.A.  (formerly  Firstar Bank,
                N.A.)--Incorporated   herein  by   reference   to   Registrant's
                Post-Effective Amendment No. 1 filed on November 1, 2001

          (ii) Amendment to Custody Agreement with US Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on October 28, 2002


     (h)  (i)   Expense Limitation Agreement with Hussman Econometrics Advisors,
                Inc. on behalf of Hussman Strategic Growth Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No.
                1 filed on November 1, 2001

          (ii) Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on October 28, 2002


          (iii) Administration Agreement with Ultimus Fund Solutions, LLC-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

          (iv) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

          (v)   Fund   Accounting   Agreement   with  Ultimus  Fund   Solutions,
                LLC--Incorporated    herein   by   reference   to   Registrant's
                Post-Effective Amendment No. 2 filed on June 27, 2002

     (i) Legal Opinion--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

     (j)  Consent of Independent Public Accountants--Filed herewith

     (k)  Inapplicable

     (l)  Initial  Capital   Agreement--Incorporated   herein  by  reference  to
          Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

     (m)  Inapplicable

     (n)  Inapplicable

     (o)  Inapplicable

     (p)  (i)   Code of Ethics--Incorporated herein by reference to Registrant's
                Post-Effective Amendment No. 1 filed on November1, 2001

          (ii)  Code  of  Ethics  of  Hussman  Econometrics   Advisors,   Inc.--
                Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 1, 2001

          (iii) Code of Ethics of Ultimus Fund Distributors, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on October 28, 2002


(Other Exhibits) Powers  of  Attorney  of the  Trustees--Incorporated  herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
--------  -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  INDEMNIFICATION
--------  ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

     The Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. ("Hussman") provides that Hussman shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Hussman against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

     The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

     The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Hussman. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
--------  --------------------------------------------------------

     Hussman is a registered investment adviser that manages more than $600 million in assets as of October 1, 2002. Hussman is also the publisher of Hussman Investment Research & Insight (formerly called the Hussman Econometrics Newsletter), a periodic newsletter which provides an overall view of market conditions from a technical, monetary and fundamental standpoint.


     The directors and officers of Hussman and any other business profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

     John P. Hussman - President, Treasurer and a director of Hussman; President and a Trustee of Registrant

     Lisa M. Hussman - Vice President and a director of Hussman


Item 27.  PRINCIPAL UNDERWRITERS
--------  ----------------------

     (a) Ultimus Fund Distributors, LLC (the Distributor") also acts as the principal underwriter for UC Investment Trust, Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Oak Value Trust, Profit Funds Investment Trust, The Arbitrage Funds and The GKM Funds, other open-end investment companies.

                                   Position with            Position with
     (b)  Name                     Distributor              Registrant
          ---------------------    ---------------------    --------------------
          Robert G. Dorsey         President/Managing       Vice President
                                   Director

          John F. Splain           Secretary/Managing       Secretary
                                   Director

          Mark J. Seger            Treasurer/Managing       Treasurer
                                   Director

          Theresa A. Bridge        Vice President           Assistant Treasurer

          Wade R. Bridge           Vice President           Assistant Secretary

          Steven F. Nienhaus       Vice President           None

     The address of all of the above-named persons is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

     (c)  Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
--------  --------------------------------

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or its investment adviser, Hussman Econometrics Advisors, Inc., 3525 Ellicott Mills Drive, Ellicott City, Maryland 21043. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
--------  -------------------------------------------------

          Inapplicable

Item 30.  UNDERTAKINGS
--------  ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City and State of Maryland, on the 1st day of October, 2003.

                                        HUSSMAN INVESTMENT TRUST

                                        By: /s/ John P. Hussman
                                            -----------------------
                                        John P. Hussman
                                        President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                    Date
---------                          -----                    ----

/s/ John P. Hussman                Trustee and              October 1, 2003
------------------------           President
John P. Hussman


/s/ Mark J. Seger                  Treasurer                October 1, 2003
------------------------
Mark J. Seger

         *                         Trustee
------------------------
David C. Anderson

         *                         Trustee                  /s/ John F. Splain
------------------------                                    --------------------
Nelson Freeburg                                             John F. Splain
                                                            Attorney-in-fact*
         *                         Trustee                  October 1, 2003
------------------------
Lee R. Baker

         *                         Trustee
------------------------
William H. Vanover